Exhibit 10.3

DST DEALER MANAGER AGREEMENT

January 25, 2023

Invesco Distributors, Inc.

11 Greenway Plaza

Suite 1000

Houston, Texas 77046-1173

This DST Dealer Manager Agreement (this “Agreement”) is entered into by and among Invesco Real Estate Exchange LLC, a Delaware limited liability company (the “Company”), Invesco Distributors, Inc., a Delaware corporation (the “Dealer Manager”) and, solely with respect to its obligations with respect to the OP Unit Investor Servicing Fee set forth in Section 4(c) hereof, Invesco REIT Operating Partnership LP, a Delaware limited partnership (the “Operating Partnership”).

The Company is offering (each, an “Offering” and collectively, the “Offerings”) in one or more private placements exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Regulation D promulgated under the Securities Act (“Regulation D”), up to $3,000,000,000 (such amount may be increased by INREIT (defined below)) of Class 1 beneficial interests (“DST Interests”) in one or more Delaware statutory trusts (each, a “Trust” and collectively, the “Trusts”) pursuant to the terms and conditions set forth in a Private Placement Memorandum for each Offering (as may be amended or supplemented from time to time and with all appendixes thereto, the “Memorandum”). In this Agreement, the term “Memorandum” shall refer to the single Memorandum used in connection with each Offering and the term “Memoranda” shall refer to all Memoranda used in connection with all of the collective Offerings contemplated by this Agreement.

The Company is an indirect wholly owned subsidiary of the Operating Partnership, and the Operating Partnership is the entity through which Invesco Real Estate Income Trust Inc., a Maryland corporation (“INREIT”), conducts substantially all of its business and owns substantially all of its assets. A DST Interest is a beneficial ownership interest in a Trust that will either (i) beneficially own a series of Trusts, each of which will hold one commercial property (each, a “Property” and collectively, the “Properties”); or (ii) own a Property directly. Information regarding each Property in which DST Interests will be offered will be included in the Memorandum or in a property-specific supplement to the Memorandum. Prior to the commencement of an Offering of DST Interests in any particular Trust, such Trust shall execute a joinder agreement in the form attached hereto as Exhibit A, pursuant to which such Trust will join this Agreement and agree to be bound by the terms and conditions hereof.

An Offering of DST Interests in any particular Trust will commence on the date of the Memorandum with respect to such Offering and terminate upon the earliest to occur of: (1) the date upon which the maximum offering amount of DST Interests in such Trust are sold; and (2) twelve months from the commencement of such Offering, subject, however, to two six-month extension options exercisable at the sole discretion of the Company. It is understood that no sale of DST Interests will be effective unless and until accepted, directly or indirectly, by the Company. Each subscriber will be required to enter into a subscription agreement substantially in the form of the Subscription Agreement attached as an appendix to the Memorandum (as may be amended by the Company, the “Subscription Agreement”).

Except as otherwise agreed by the Company and the Dealer Manager, DST Interests sold through the Dealer Manager are to be sold through the Dealer Manager, as the dealer manager, and the Participating Distribution Agents (as defined below) with whom the Dealer Manager has entered into or will enter into Participating Distribution Agreements (as defined below).

In consideration of the mutual covenants and conditions hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged by the parties, the parties hereto hereby agree as follows:

1. Representations and Warranties of the Company. The Company hereby represents and warrants as follows as of the date hereof; provided, that, to the extent such representations and warranties are given only as of a specified date or dates, the Company only make such representations and warranties as of such date or dates:

(a) From the date hereof and at all times subsequent thereto up to and including the date on which the last Offering is terminated (the “Offerings Termination Date”), the Memoranda will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Memoranda made in reliance upon and in conformity with information furnished in writing to the Company by the Dealer Manager or any Participating Distribution Agent expressly for use in the Memoranda.

(b) The Company is a limited liability company duly and validly formed and existing under the laws of the State of Delaware, with all requisite power and authority to enter into this Agreement and to conduct its business as described in the Memoranda.

(c) No consent, approval, authorization or other order of any court or other governmental agency, authority or body has been or is required in connection with the execution or delivery of this Agreement or for the consummation of the transactions contemplated herein by the Company or any Trust except as may be required under the Securities Act, and the applicable rules and regulations of the SEC promulgated under the Securities Act (the “Rules and Regulations”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by the Financial Industry Regulatory Authority, Inc. (“FINRA”) or under the applicable “blue sky” or other state securities laws.

(d) Except as disclosed in the Memoranda (as amended or supplemented), there are no actions, suits or proceedings against, or investigations of, the Company or any of its subsidiaries pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries before any court, arbitrator, regulatory body, administrative agency or other tribunal, domestic or foreign, that would reasonably be expected, individually or in the aggregate, to cause a Company MAE (as defined below). “Company MAE” means any event, circumstance, occurrence, fact, condition, change or effect, individually or in the aggregate, that is, or could reasonably be expected to be, materially adverse to (A) the condition, financial or otherwise, earnings, business, affairs or prospects of the Company and its subsidiaries considered as a whole or (B) the ability of the Company to perform its obligations under this Agreement or the validity or enforceability of this Agreement or the DST Interests.

(e) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated and compliance with the terms of this Agreement by the applicable Trust do not and will not result in a breach of any of the terms and provisions of, or constitute a default under (i) the organizational documents of the Company or the applicable Trust, (ii) any indenture, mortgage, deed of trust, voting trust agreement, note, lease or other agreement or instrument to which the Trust or the Company or any subsidiary of the Company is a party or by which the Company, any subsidiary of the Company or any of their respective properties is bound, or (iii) any rule, regulation or order of any court or other governmental agency or body with jurisdiction over the Trust or the Company, any subsidiary of the Company or any of their respective properties, except (A) to the extent that the enforceability of the indemnity provisions contained in Section 7 of this Agreement may be limited under applicable securities laws, and (B) such breaches or defaults that do not result in and could not reasonably be expected to result in, individually or in the aggregate, a Company MAE.

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(f) This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Company and constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws of the United States, any state or any political subdivision thereof that affect creditors’ rights and remedies generally or by equitable principles relating to the availability of remedies or except to the extent that the enforceability of the indemnity and contribution provisions contained in this Agreement may be limited by applicable law or public policy.

(g) The issuance and sale of the DST Interests has been duly authorized by the Company and the applicable Trust, and, when issued and duly delivered against payment therefor as contemplated by the Memoranda and this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, except (i) the right of the Operating Partnership to acquire such DST Interests in exchange for cash or for units of limited partnership interests in the Operating Partnership (“OP Units”) as described in the Memoranda (the “FMV Option”), with the class of OP Units received by each investor in exchange for its DST Interests to be set forth in the Subscription Agreement and (ii) the right of the Company to purchase all or any portion of DST Interests from an investor upon written notice as described in the Memoranda, and the DST Interests will conform in all material respects to the description of the DST Interests contained in the Memoranda. The issuance and sale of the DST Interests are not subject to preemptive or other similar rights arising by operation of law, under the organizational documents of the Company or the applicable Trust or any agreement to which the Company or the applicable Trust is a party or otherwise. The Memoranda (as amended or supplemented, if applicable), as of its date (or as of the date of any such amendment or supplement, if applicable), will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing provisions of this Section 1(g) will not extend to such statements contained in or omitted from the Memoranda which are based upon information furnished in writing to the Company by the Dealer Manager or any Participating Distribution Agent expressly for use in the Memoranda.

(h) The Company complies in all material respects with applicable privacy provisions of the Gramm-Leach-Bliley Act of 1999 and applicable provisions of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT Act) of 2001, as amended (the “USA PATRIOT Act”).

(i) The Company and its subsidiaries possess all certificates, authorities, permits, licenses, approvals consents and other authorizations (collectively “Government Permits”) issued by the appropriate state, federal, local or foreign regulatory agencies or bodies necessary to conduct the business contemplated or operated by them, other than those Government Permits the failure of which to possess or own, would not cause, individually or in the aggregate, a Company MAE. Neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any Government Permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Company MAE.

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(j) None of the Trust, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in an Offering, any beneficial owner (as that term is defined under Rule 13d-3 under the Exchange Act) of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, a “Company Covered Person” and, together, “Company Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualifying Event”) except for a Disqualifying Event contemplated by Rule 506(d)(2) or (d)(3). The Company has exercised, and during the term of an Offering will continue to exercise, reasonable care to determine whether any Company Covered Person, any Dealer Manager Covered Person (as defined below) and any Participating Dealer Covered Person (as defined in the Participating Distribution Agreement) is subject to a Disqualifying Event. The Company will immediately comply, to the extent applicable, with its disclosure obligations under Rule 506(e), and will immediately effect the preparation of an amended or supplemented Memorandum that will contain any such required disclosure and will, at no expense to the Dealer Manager (unless the Dealer Manager’s Disqualifying Event or any Participating Distribution Agent’s Disqualifying Event is the sole reason for the required amended or supplemented Memorandum, in which case the Dealer Manager shall bear the cost of preparation and distribution of such amended or supplemented Memorandum), promptly furnish the Dealer Manager with such number of printed copies of such amended or supplemented Memorandum containing any such required disclosure, including any exhibits thereto, as the Dealer Manager may reasonably request.

2. Representations and Warranties of the Dealer Manager. The Dealer Manager hereby represents and warrants as follows as of the date hereof; provided, that, to the extent such representations and warranties are given only as of a specified date or dates, the Dealer Manager only make such representations and warranties as of such date or dates:

(a) The Dealer Manager is a Delaware corporation duly and validly formed and existing under the General Corporation Law of the State of Delaware with all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder.

(b) The Dealer Manager is, and during the term of this Agreement will be, duly registered as a broker-dealer pursuant to the provisions of the Exchange Act, a member in good standing of FINRA, and a broker or dealer duly registered as such in those states or jurisdictions where the Dealer Manager is required to be registered in order to carry out the Offerings as contemplated by this Agreement. Each employee and representative of the Dealer Manager have all required licenses and registrations to act under this Agreement. There is no provision in the Dealer Manager’s FINRA membership agreement that would restrict the ability of the Dealer Manager to carry out the Offerings as contemplated by this Agreement.

(c) No consent, approval, authorization or order of any court or other governmental agency, authority or body has been or is required for the performance of this Agreement or for the consummation of the transactions contemplated herein by the Dealer Manager except as have been obtained under the Securities Act or the Exchange Act, from FINRA or as may be required under the applicable “blue sky” or other state securities laws.

(d) The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not and will not result in a breach of any of the terms and provisions of, or constitute a default under (i) the Dealer Manager’s charter, bylaws or other organizational documents, as applicable, (ii) any indenture, mortgage, deed of trust, voting trust agreement, note, lease or other agreement or instrument to which the Dealer Manager is a party or by which the Dealer Manager is bound, or (iii) any rule or regulation or order of any court or other governmental agency or body with jurisdiction over the Dealer Manager except for such conflicts, breaches or defaults that do not result in and could not reasonably be expected to result in, individually or in the aggregate, a Dealer Manager MAE (as defined below). As used in this Agreement, “Dealer Manager MAE” means any event, circumstance, occurrence, fact, condition, change or effect, individually or in the aggregate, that is, or could reasonably be expected to be, materially adverse to (A) the condition, financial or otherwise, earnings, business, affairs or prospects of the Dealer Manager or (B) the ability of the Dealer Manager to perform its obligations under this Agreement or the validity or enforceability of this Agreement against the Dealer Manager.

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(e) This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Dealer Manager and constitutes the valid and binding agreement of the Dealer Manager, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws of the United States, any state or any political subdivision thereof that affects creditors’ rights or remedies generally or by equitable principles relating to the availability of remedies and except to the extent that the enforceability of the indemnity and contribution provisions contained in this Agreement may be limited by applicable law or public policy.

(f) None of (i) the Dealer Manager, (ii) any of the Dealer Manager’s directors, executive officers, other officers participating in an Offering, general partners or managing members, (iii) any of the directors, executive officers or other officers participating in an Offering of any such general partner or managing member of the Dealer Manager, or (iv) any other officers or employees of the Dealer Manager or any such general partner or managing member of the Dealer Manager that have been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the Offering (each, a “Dealer Manager Covered Person” and, collectively, the “Dealer Manager Covered Persons”), is subject to a Disqualifying Event, except for a Disqualifying Event (a) contemplated by Rule 506(d)(2) of the Securities Act and (b) a description of which has been furnished in writing to the Company prior to the date hereof or, in the case of a Disqualifying Event occurring after the date hereof, prior to the date of any further offering of DST Interests. The Dealer Manager has exercised and will continue to exercise reasonable care to determine the identity of each person that is a Dealer Covered Person and whether any Dealer Covered Person is subject to a Disqualifying Event. The Dealer Manager will promptly notify the Company in writing of (x) any Disqualifying Event relating to any Dealer Covered Person not previously disclosed to the Company in accordance with this Section 2(f) and (y) any event that would, with the passage of time, become a Disqualifying Event relating to any Dealer Covered Person.

(g) All information furnished to the Company by the Dealer Manager in writing expressly for use in the Memoranda or any amendment or supplement thereto does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

3. Offer and Sale of the DST Interests.

(a) Engagement of Dealer Manager. Subject to the terms and conditions set forth herein, the Company hereby engages and appoints the Dealer Manager as its dealer manager to offer, and to cause Participating Distribution Agents to offer, on a “best efforts” basis, the DST Interests in the Offerings on the terms and conditions set forth in the Memoranda. The Dealer Manager hereby accepts such engagement and appointment and agrees to act as dealer manager during the period commencing on the date hereof and ending on the termination of this Agreement. Nothing contained in this Section 3 shall be construed to impose upon the Company the responsibility of assuring that prospective purchasers meet the suitability standards contained in the Memoranda or to relieve the Dealer Manager or any Participating Distribution Agent of the responsibility of complying with any applicable rules promulgated by FINRA or, if applicable, the laws of any foreign jurisdiction.

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(b) Participating Distribution Agents. The Dealer Manager is authorized to enter into participating dealer agreements materially in the form attached as Exhibit B to this Agreement or in such other form as shall be pre-approved in writing by the Dealer Manager (each, a “Participating Dealer Agreement”) with broker-dealers who are members of FINRA in good standing to solicit subscriptions for DST Interests in the Offerings at the purchase price to be paid in accordance with, and otherwise upon the other terms and conditions set forth in, the Memoranda (“Participating Dealers”). The Dealer Manager may also enter into (i) participating adviser agreements materially in the form attached as Exhibit C to this Agreement or in such other form as shall be pre-approved in writing by the Dealer Manager (each, a “Participating Adviser Agreement”) with registered investment advisers registered with the Securities and Exchange Commission (the “SEC”) (“Participating Advisers”), and (ii) participating bank agreements in such form as shall be pre-approved in writing by the Company (each, a “Participating Bank Agreement,” and together with the Participating Dealer Agreement and Participating Adviser Agreement, each, a “Participating Distribution Agreement”) with properly licensed financial intermediaries (“Participating Banks,” and together with Participating Dealers and Participating Advisers, “Participating Distribution Agents”).

4. Dealer Manager Compensation.

(a) Selling Commissions and Dealer Manager Fees. Subject to any discounts and other special circumstances or limitations described in or otherwise provided in the Memorandum or this Section 4, the Company shall pay the Dealer Manager (i) the applicable upfront selling commissions on each DST Interest sold of up to 5.0% of the equity portion of the total purchase price per DST Interest (the “Equity per DST Interest”) (the “Selling Commissions”); provided, however, in the event that a commission rate lower than 5.0% is negotiated with a Participating Distribution Agent, then the amount of Selling Commissions will be the lower agreed-upon rate as set forth in the applicable Participating Distribution Agreement, and (ii) the applicable upfront dealer manager fee on each DST Interest sold of up to 1.0% of the Equity per DST Interest (the “Dealer Manager Fee”).

The applicable Selling Commissions and Dealer Manager Fee payable to the Dealer Manager will be paid substantially concurrently with the sale of the applicable DST Interests. All or a portion of the Selling Commissions and Dealer Manager Fee received by the Dealer Manager may be reallowed (paid) in whole or in part by the Dealer Manager to Participating Dealers who sold the DST Interests giving rise to such Selling Commissions and Dealer Manager Fee, as described more fully in the Participating Dealer Agreement entered into with each such Participating Dealers, and which Participating Distribution Agreement will provide the amount of the applicable Selling Commissions and Dealer Manager Fee, if any, which will be reallowed to the applicable Participating Distribution Agent.

(b) Placement Fee. Subject to any special circumstances or limitations described in or otherwise provided in a Memorandum, the Company will pay to the Dealer Manager a placement fee on each DST Interest sold of up to 1.0% of the Equity per DST Interest (the “Placement Fee”). The Placement Fee payable to the Dealer Manager will be paid substantially concurrently with the sale of the applicable DST Interests.

(c) Investor Servicing Fee. Subject to any special circumstances or limitations described in or otherwise provided in a Memorandum or this Section 4,

(i) each Trust will pay to the Dealer Manager a fee (the “DST Investor Servicing Fee”) equal to 0.25% per annum of the equity investment in such DST Interests, determined separately with respect to each Trust as described in the Memorandum. The DST Investor Servicing Fee will be payable quarterly in arrears and may be reallowed (paid) in whole or in part to Participating Distribution Agents who sold the DST Interests giving rise to such DST Investor Servicing Fee, as described more fully in the Participating Distribution Agreement entered into with each such Participating Distribution Agent, and which Participating Distribution Agreement will provide the amount of the DST Investor Servicing Fee, if any, which will be reallowed to the applicable Participating Distribution Agent. Each Trust will cease paying the DST Investor Servicing Fee with respect any DST Interests as of the effective date of any FMV Option exercised by the Operating Partnership with respect to such DST Interests; and

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(ii) the Operating Partnership will pay to the Dealer Manager, solely with respect to OP Units issued in connection with the FMV Option in exchange for DST Interests and only until the Fee Limit (if any and as defined below) has been reached, a fee (the “OP Unit Investor Servicing Fee” and, collectively with the DST Investor Servicing Fee, the “Investor Servicing Fee”) comprised of (a) for applicable Class T-1 OP Units, a representative investor servicing fee of 0.65% per annum, and a dealer investor servicing fee of 0.20% per annum, of the aggregate net asset value (“NAV”) for the Class T-1 OP Units, (b) for applicable Class S-1 OP Units, an investor servicing fee equal to 0.85% per annum of the aggregate NAV for the Class S-1 OP Units and (c) for applicable Class D-1 OP Units, an investor servicing fee equal to 0.25% per annum of the aggregate NAV for the Class D-1 OP Units. The OP Unit Investor Servicing Fee will be payable monthly in arrears and may be reallowed (paid) in whole or in part to Participating Distribution Agents who sold the DST Interests for which the OP Units giving rise to such OP Unit Investor Servicing Fee were exchanged in connection with the FMV Option, as described more fully in the Participating Distribution Agreement entered into with each such Participating Distribution Agent, and which Participating Distribution Agreement will provide the amount of the OP Unit Investor Servicing Fee, if any, which will be reallowed to the applicable Participating Distribution Agent. No OP Unit Investor Servicing Fee will be paid for Class I OP Units.

Notwithstanding the foregoing, subject to the terms of the Memoranda, at such time as the Participating Distribution Agent who sold the DST Interests giving rise to a portion of the Investor Servicing Fee is no longer the broker-dealer of record/custodian with respect to such DST Interests or OP Units, as applicable, or no longer satisfies any or all of the conditions in the applicable Participating Distribution Agreement giving rise to a portion of the Investor Servicing Fee, then such Participating Distribution Agent’s entitlement to the Investor Servicing Fee related to such DST Interests or OP Units, as applicable, shall cease and such Participating Distribution Agent shall not receive the Investor Servicing Fee for any portion of the quarter or month, respectively, in which such party is not eligible to receive the Investor Servicing Fee on the last day of the quarter or month, as applicable. Broker-dealer transfers will be made effective as of the start of the first business day of a quarter.

Thereafter, such Investor Servicing Fee may be reallowed to the then-current broker-dealer of record/custodian of the DST Interests or OP Units, as applicable, if any such broker-dealer of record has been designated (the “Servicing Dealer”), to the extent such Servicing Dealer has entered into a Participating Distribution Agreement or similar agreement with the Dealer Manager (a “Servicing Agreement”), such Selected Dealer Agreement or Servicing Agreement with the Servicing Dealer provides for such reallowance (in whole or in part) and the Servicing Dealer is in compliance with the terms of such agreement related to such reallowance. All determinations will be made by the Dealer Manager in good faith in its sole discretion. The Dealer Manager may also reallow some or all of the Investor Servicing Fee to other broker-dealers who provide services with respect to the DST Interests or OP Units giving rise to a portion of the Investor Servicing Fee (who shall be considered additional Servicing Dealers) pursuant to a Servicing Agreement with the Dealer Manager to the extent such Servicing Agreement provides for such reallowance and such additional Servicing Dealer is in compliance with the terms of such agreement related to such reallowance, in accordance with the terms of such Servicing Agreement.

If the FMV Option is exercised, then in no event shall aggregate Selling Commissions, Dealer Manager Fees and Investor Servicing Fees (including OP Unit Investor Servicing Fees) paid by an investor exceed the percentage cap, if any, of the aggregate cash price paid by such investor for its DST Interests as set forth in the applicable Participating Distribution Agreement related to such investor (the “Fee Limit”). For the avoidance of doubt, if the applicable Participating Distribution Agreement related to an investor does not contain a specific Fee Limit, then no Fee Limit shall exist for such investor. On the date on which the Dealer Manager, in conjunction with the INREIT’s transfer agent, determines that the Fee Limit has been reached with respect to the OP Units of a particular class held by an investor, all OP Units of such class held by such investor automatically shall convert into Class I OP Units, and no further OP Unit Investor Servicing Fee shall be payable with respect to such OP Units.

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(d) Reallowance. The terms of any reallowance of Selling Commissions, Dealer Manager Fee and Investor Servicing Fee shall be set forth in the Participating Distribution Agreement, Servicing Agreement or similar agreement entered into with the Participating Distribution Agents or Servicing Dealers, as applicable. The Company will not be liable or responsible to any Participating Distribution Agent or Servicing Dealer for direct payment or reallowance of any Selling Commissions, Dealer Manager Fee or Investor Servicing Fee to such Participating Distribution Agent or Servicing Dealer, the payment or reallowance, as applicable, of any Selling Commissions, Dealer Manager Fee or Investor Servicing Fee to such Participating Distribution Agent or Servicing Dealer being the sole and exclusive responsibility of the Dealer Manager. Notwithstanding the foregoing, at the discretion of the Company, the Company may act as agent of the Dealer Manager by making direct payment of Selling Commissions, Dealer Manager Fee or Investor Servicing Fee to Participating Distribution Agents or Servicing Dealers on behalf of the Dealer Manager without incurring any liability.

(e) Upfront Expenses. The Dealer Manager shall not be entitled to receive any portion of the Non-Accountable Organizational & Offering Expense Reimbursement, the Non-Accountable Closing Cost Reimbursement or any other fees or expenses described in the Memoranda and not specifically set forth herein.

(f) Right to Reject Subscriptions or Cancel Sales. All subscriptions, whether initial or additional, are subject to acceptance by and shall only become effective upon confirmation, directly or indirectly, by the Company, which reserves the right to reject a subscription for any or no reason. Orders not accompanied by a Subscription Agreement and the required payment for the DST Interests may be rejected. Issuance of the DST Interests will be made only after acceptance of the subscription by the Company and actual receipt by the Company of payment therefor. If any check is not paid upon presentment, or if the Company is not in actual receipt of clearinghouse funds or cash, certified or cashier’s check or the equivalent in payment for the DST Interests, the Company reserves the right to cancel the sale without notice.

(g) Commissions after the Rejection of a Subscriber. No Selling Commissions, Dealer Manager Fee or Investor Servicing Fee shall be payable on any rejected subscription.

(h) Dealer Manager Expenses. The Dealer Manager will pay for all of its own personnel costs and all expenses necessary for the Dealer Manager to remain in compliance with any applicable FINRA rules or federal or state laws, rules or regulations in order to participate in the Offering as a broker-dealer.

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5. Covenants of the Company. The Company covenants and agrees with the Dealer Manager that:

(a) If, at any time prior to the Offerings Termination Date, any Memorandum, as then amended or supplemented, would, in the opinion of either the Company or the Dealer Manager, include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is otherwise necessary, in the Company’s reasonable discretion, at any time to amend or supplement a Memorandum, the Company will promptly notify the Dealer Manager (unless notice of the need to amend or supplement the Memorandum shall have been received from the Dealer Manager) and the Dealer Manager will notify all Participating Distribution Agents to suspend the Offering and sale of DST Interests related to such Offering until such time as the Company, in its sole discretion (i) has prepared any required supplement or amendment to such Memorandum and (ii) instructs the Dealer Manager to resume the offer and sale of the DST Interests.

(b) The Company will, at no expense to the Dealer Manager, furnish the Dealer Manager with serially numbered copies of the Memoranda and all amendments, supplements and exhibits thereto, as the Dealer Manager may reasonably request for the purposes contemplated by federal and state securities laws and any other printed sales literature or other materials the use of which has been approved in writing by the Company in connection with the Offerings.

(c) The Company will apply the proceeds from the sale of the DST Interests as stated in the Memoranda.

(d) The Company will not conduct the Offerings or offer or sell any of the DST Interests by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D.

(e) The Company will make any filings regarding the Offerings that may be required by the SEC or any state securities administration, including without limitation preparing or causing to be prepared, executed and timely filed with the SEC a Notice on Form D relating to the Offerings under Regulation D and with applicable state securities regulatory agencies. Subject to the Dealer Manager’s actions and the actions of others in connection with the Offerings, the Company will comply with all requirements imposed upon it by Regulation D and other applicable securities laws, including applicable state “blue sky” registration exemptions.

(f) The Company shall advise the Dealer Manager of any request made by the SEC or any state securities administrator to amend or supplement any Memorandum or for additional information or of the issuance by the SEC of any stop order or of any other order preventing or suspending the use of any Memorandum or the institution of any proceedings for that purpose. The Company shall use its commercially reasonable best efforts to prevent the issuance of any such order and, if any such order is issued, to obtain the removal thereof as promptly as possible. The Company will notify the Dealer Manager in writing, promptly upon the occurrence of (i) any Disqualifying Event relating to any Company Covered Person and (ii) any event that would, with the passage of time, become a Disqualifying Event relating to any Company Covered Person.

6. Covenants of the Dealer Manager. The Dealer Manager covenants and agrees with the Company that the Dealer Manager shall:

(a) With respect to the Dealer Manager’s participation and the participation by each Participating Distribution Agent in the offer and sale of DST Interests, the Dealer Manager will comply, and in its Participating Distribution Agreements will require each Participating Distribution Agent to comply, in all material respects with all applicable requirements of (i) the Securities Act, the Rules and Regulations, the Exchange Act, the rules and regulations of the SEC promulgated under the Exchange Act, Regulation Best Interest and all other federal rules and regulations applicable to the Offering, (ii) applicable state securities or “blue sky” laws and regulations, (iii) the rules of FINRA applicable to the Offering, and (iv) with respect to each Participating Distribution Agent, the applicable Participating Distribution Agreement.

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(b) The Dealer Manager will, and will require that each Participating Distribution Agent, (i) conduct all offering and solicitation efforts in a transaction or series of transactions intended to be exempt from the registration requirements under the Securities Act pursuant to Rule 506(b) or Rule 506(c) of Regulation D, as set forth in the applicable Memorandum, and applicable state securities laws and regulations, (ii) not offer or sell DST Interest by any means otherwise inconsistent with this Agreement or the Memoranda, and (iii) not engage in any general advertising or general solicitation activities in connection with the sale of DST Interests, other than with the prior written consent of the Company and provided that any materials used in connection with such general advertising or general solicitation activities shall otherwise comply with the requirements of this Agreement.

(c) The Dealer Manager shall, and shall cause each Participating Distribution Agent, to recommend DST Interests only to a prospective investor whom the Dealer Manager or Participating Distribution Agent, as applicable, has reasonable grounds to believe is an Accredited Investor (as defined in Regulation D) and otherwise meets the financial suitability and other purchaser requirements set forth in the Memoranda. For any Offering exempt from registration requirements under the Securities Act pursuant to Rule 506(c) of Regulation D, the Dealer Manager shall take, or shall cause each Participating Distribution Agent to take, reasonable steps to verify that a prospective investor is an Accredited Investor in accordance with Rule 506(c) of Regulation D, which reasonable steps may include, but are not limited to, the methods identified in Rule 506(c) of Regulation D. During the course of an Offering, the Dealer Manager will comply, and shall direct each Participating Distribution Agent who enters into a Participating Distribution Agreement with the Dealer Manager to comply with the provisions of all applicable rules and regulations relating to suitability of investors, including without limitation, Regulation Best Interest, the provisions of Regulation D and, if applicable, FINRA Rule 2111. The Dealer Manager shall direct each Participating Distribution Agent who enters into a Participating Distribution Agreement with the Dealer Manager to make, or cause to be made, inquiries as required by this Agreement, each Memorandum or applicable law of all prospective investors to ascertain whether a purchase of a DST Interest is suitable for the prospective investor.

(d) The Dealer Manager will, and will require that each Participating Distribution Agent, suspend or terminate the offer and sale of DST Interests in an Offering upon request of the Company at any time and to resume the offer and sale of the DST Interests in such Offering upon subsequent request of the Company in its sole discretion.

(e) The Participating Distribution Agreements will require each Participating Distribution Agent to maintain, for at least six (6) years, or for the period of time required to comply with all applicable federal, state or other regulatory requirements, whichever is later, records of the information obtained from each investor and used to determine each investor met the financial qualifications and suitability standards imposed on the offer and sale of the DST Interests in the Offerings (both at the time of the initial subscription and at the time of any additional subscriptions).

(f) The Dealer Manager will require in its agreements with each Participating Distribution Agent that each Participating Distribution Agent, respectively, comply with the submission of orders procedures set forth in the applicable Participating Distribution Agreement. If the Dealer Manager receives a subscription agreement or check or wire transfer (“instrument of payment”) not conforming to the instructions set forth in the form of Participating Distribution Agreement, the Dealer Manager shall return such subscription agreement and instrument of payment directly to such subscriber not later than the end of the next business day following its receipt. Instruments of payment of rejected subscribers will be promptly returned to such subscribers.

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(g) During the course of an Offering, the Dealer Manager will not make any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make any statement, in light of the circumstances under which it was made, not misleading concerning the Offering or any matters set forth in or contemplated by the Memorandum for such Offering.

(h) During the course of an Offering and prior to the sale of DST Interests, the Dealer Manager will provide, or will cause each Participating Distribution Agent to provide, each offeree with a copy of the Memorandum relating to such offer.

(i) Until the Offerings Termination Date, if the Dealer Manager has been provided with a supplement or amendment to the Memorandum, the Dealer Manager will promptly distribute such supplement or amendment to persons who previously received a copy of the Memorandum from it and who it believes continue to be interested in participating in such Offering and will include such supplement or amendment in all deliveries of the Memorandum after receipt of any such supplement or amendment.

(j) The Dealer Manager will not make any oral or written representations on behalf of the Company other than those contained in the Memorandum for such Offering unless the making of such representations has been approved by the Company in writing, nor will the Dealer Manager act as an agent of the Company or for the Company in any other capacity except as expressly set forth herein.

(k) Except for the Participating Distribution Agreements and any other agreement approved in advance by the Company in writing, no agreement will be made by the Dealer Manager with any person permitting the resale, repurchase or distribution of any DST Interests.

(l) The Dealer Manager will furnish to the Company upon request a complete list of all persons and entities who have received a Memorandum and such parties’ addresses.

(m) The Dealer Manager will comply with all applicable federal and state laws and regulations relating to the collection, maintenance and disclosure of non-public information provided by prospective investors in connection with their proposed investment in the DST Interests.

7. Indemnification.

(a) The Company and each Trust shall indemnify and hold harmless the Dealer Manager and each Participating Distribution Agent and each of their respective officers and directors, and each person, if any, who controls the Dealer Manager or any Participating Distribution Agent within the meaning of Section 15 of the Securities Act (individually, an “Indemnified Party” and collectively, the “Indemnified Parties”), from and against any and all loss, liability, action, claim, damage and expense whatsoever (“Losses”), joint or several, to which such Indemnified Parties may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses arise out of or are based upon (i) any untrue statement of a material fact contained in (1) the Memoranda, (2) any securities filing or other document executed by the Company or a Trust or, in either case, on its behalf specifically for the purpose of qualifying the Offering for exemption from the registration requirements of the securities laws of any jurisdiction or based upon written information furnished by the Company or the Trust under the securities laws thereof (any such application, document or information being hereinafter called a “Securities Application”); or (ii) the omission or alleged omission to state a material fact required to be stated in the Memoranda or in

11

any Securities Application or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that such indemnity shall not apply to, and neither the Company nor any Trust will have any liability for, any such Losses arising out of or based upon any untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company or Trust by or on behalf of an Indemnified Party specifically for inclusion in the Memoranda or any Securities Application, and provided, further, that neither the Company nor any Trust will be liable for the portion of any Losses suffered by any Indemnified Party in any such case if it is determined that such Indemnified Party was at fault in connection with such portion of the Losses. The Company and each Trust shall reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any Losses with respect to which such Indemnified Party is entitled to indemnification pursuant hereto. Notwithstanding any provision to the contrary, for the avoidance of doubt, the indemnification obligation of each Trust under this Agreement shall be limited to only those items related to the Offering of DST Interests in that Trust and not for any other Offering or Trust.

The indemnity agreement set forth in this Section 7(a) is subject to the further condition that, insofar as it relates to any untrue statement or omission made in a Memorandum that was eliminated or remedied in any subsequent amendment or supplement thereto, such indemnity agreement shall not inure to the benefit of an Indemnified Party from whom the person asserting any Losses purchased the DST Interests that are the subject thereof, if a copy of such Memorandum as so amended or supplemented was not sent or given to such person at or prior to the time the subscription of such person was accepted by the Company, but only if a copy of such Memorandum as so amended or supplemented had been supplied to the Dealer Manager or Participating Distribution Agent prior to such acceptance.

Notwithstanding anything herein to the contrary, the extent of a Trust’s obligation to indemnify, defend and hold harmless any party hereunder shall be limited to the extent that the applicable losses, claims, damages or liabilities arise out of or are based upon the Offering of DST Interests of such Trust.

(b) The Dealer Manager shall indemnify and hold harmless the Company, its officers and directors and each person who control the Company within the meaning of Section 15 of the Securities Act (the “Company Indemnified Parties”) and each Trust from and against any Losses to which any of the Company Indemnified Parties may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses arise out of or are based upon (i) any untrue statement of a material fact contained in (1) the Memoranda or (2) any Securities Application; (ii) the omission to state in the Memoranda or any Securities Application a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing clauses (i) and (ii) apply, to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company or the Trust by or on behalf of the Dealer Manager specifically for inclusion in the Memoranda or Securities Application; (iii) any untrue statement, or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, by the Dealer Manager or its representatives or agents in connection with the offer and sale of the DST Interests; (iv) any breach or violation of any representation, warranty, covenant or agreement set forth in this Agreement; (v) any failure to comply with applicable laws governing privacy issues, money laundering abatement and anti-terrorist financing efforts, including applicable rules of the SEC, FINRA and the USA PATRIOT Act; or (vi) any other failure to comply with applicable rules of the SEC, FINRA or federal or state securities laws and the rules and regulations promulgated thereunder. The Dealer Manager will reimburse the Company Indemnified Parties and each Trust for any legal or other expenses reasonably incurred by them in connection with investigating or defending such Losses. This indemnity agreement will be in addition to any liability that the Dealer Manager may otherwise have.

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(c) By virtue of entering into a Participating Distribution Agreement, each Participating Distribution Agent will severally agree to indemnify and hold harmless the Company and each Trust, the Dealer Manager and each of their respective officers and directors and each person, if any, who controls the Company, a Trust or the Dealer Manager within the meaning of the Securities Act, from and against any Losses to which any such person may become subject, as more fully described in each Participating Distribution Agreement.

(d) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify in writing the indemnifying party of the commencement thereof. The failure of an indemnified party to so notify the indemnifying party will relieve the indemnifying party from any liability under this Section 7 as to the particular item for which indemnification is then being sought, but not from any other liability that it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses (subject to Section 7(e)) incurred by such indemnified party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party. Any indemnified party shall not be bound to perform or refrain from performing any act pursuant to the terms of any settlement of any claim or action effected without the consent of such indemnified party.

(e) The indemnifying party shall pay all legal fees and expenses of the indemnified party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obligated to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one indemnified party. If such claims or actions are alleged or brought against more than one indemnified party, then the indemnifying party shall only be obligated to reimburse the expenses and fees of the one law firm that has been selected by a majority of the indemnified parties against which such action is finally brought; and in the event a majority of such indemnified parties is unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an indemnified party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.

(f) The indemnity agreements contained in this Section 7 shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Participating Distribution Agent, or any person controlling any Participating Distribution Agent or by or on behalf of the Company, the Dealer Manager or any officer or director thereof, or by or on behalf of any person controlling the Company or the Dealer Manager, (ii) delivery of any DST Interests and payment therefor, and (iii) any termination of this Agreement. A successor of any Participating Distribution Agent or of any of the parties to this Agreement, as the case may be, shall be entitled to the benefits of the indemnity agreements contained in this Section 7.

8. Termination of this Agreement.

(a) This Agreement shall automatically terminate on the Offerings Termination Date.

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(b) This Agreement may be terminated by any party hereto (i) upon 60 days’ written notice to the other parties or (ii) immediately upon notice to the other parties in the event that such other party shall have failed to comply with any material provision hereof.

(c) Upon the termination of this Agreement for any reason, the Dealer Manager shall:

(i)	promptly deliver to the Company all records and documents in its possession that relate to the Offerings other than as required by law to be retained by the Dealer Manager;

(ii)	use its commercially reasonable efforts to cooperate with the Company and each Trust to accomplish an orderly transfer of management of the Offerings to a party designated by the Company; and

(iii)	notify all Participating Distribution Agents of the termination.

(d) Upon termination of this Agreement for any reason, the Company shall pay to the Dealer Manager all earned but unpaid compensation and reimbursement for all incurred, accountable compensation to which the Dealer Manager is or becomes entitled pursuant to the terms of this Agreement at such times as such amounts become payable pursuant to the terms of this Agreement.

9. Survival. The following provisions of the Agreement shall survive the expiration or earlier termination of this Agreement: Section 4 and Sections 7 through Section 14. Notwithstanding anything to the contrary herein, the expiration or earlier termination of this Agreement shall not relieve a party for liability for any breach occurring prior to such expiration or earlier termination.

10. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered (i) when delivered personally or by commercial messenger, (ii) on the business day of transmission if sent by email to the email address given below, with written confirmation of receipt, and (iii) one (1) business day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery, in each case above provided such communication is addressed to the intended recipient thereof as set forth below:

If to the Company, to:	Invesco Real Estate Exchange LLC
c/o Invesco Real Estate
225 Liberty Street
New York, NY 10281
Attention: Colin Oberg
Email: colin.oberg@invesco.com
CC: liz.day@invesco.com

with a required copy to:	Alston & Bird LLP
1201 W. Peachtree St. NW
Atlanta, Georgia 30309
Attention: Jason W. Goode
Email: jason.goode@alson.com

If to a Trust, to:	Invesco Real Estate
225 Liberty Street
New York, NY 10281

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Attention: Colin Oberg
Email: colin.oberg@invesco.com
CC: liz.day@invesco.com

If to the Dealer Manager, to:	Invesco Distributors, Inc.
11 Greenway Plaza
Suite 1000
Houston, Texas 77046-1173
Attention: Veronica Castillo
Email: Veronica.Castillo@invesco.com

11. Parties. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns. Subject to Section 7 hereof, this Agreement and the conditions and provisions hereof are intended to be and shall be for the sole and exclusive benefit of the parties hereto and their respective successors and controlling persons, and for the benefit of no other persons, and the term “successors and assigns,” as used herein, shall not include any purchaser of DST Interests as such.

12. Applicable Law. This Agreement and any disputes relative to the interpretation or enforcement hereto shall be governed by and construed under the internal laws, as opposed to the conflicts of law provisions, of the State of Delaware; provided, however, that causes of action for violations of federal or state securities laws shall not be governed by this Section 12. Venue for any action brought hereunder shall lie exclusively in Atlanta, Georgia.

13. Amendment. This Agreement may be amended only by the written agreement of each of the parties hereto.

14. Counterparts. This Agreement may be executed in any number of counterparts. Each counterpart, when executed and delivered, shall be an original contract, but all counterparts, when taken together, shall constitute one and the same Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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If the foregoing is in accordance with your understanding of our agreement, kindly sign and return it to us, whereupon this instrument will become a binding agreement in accordance with its terms.

Very truly yours,

INVESCO REAL ESTATE EXCHANGE LLC, a Delaware limited liability company

By:	/s/ Jason W. Geer
Name: Jason W. Geer
Title: Vice President and Secretary

INVESCO REIT OPERATING PARNTERSHIP LP, a Delaware limited partnership

By: Invesco Real Estate Income Trust Inc.
Its: General Partner

By:	/s/ R. Scott Dennis
Name: R. Scott Dennis
Title: Chief Executive Officer and President

Accepted as of the date first above written:

INVESCO DISTRIBUTORS, INC.,

a Delaware corporation

By: /s/ Nicole Filingeri
Name: Nicole Filingeri
Title: Vice President

[Signature Page to DST Dealer Manager Agreement]

EXHIBIT A

INVESCO DISTRIBUTORS, INC.

FORM OF JOINDER TO DST DEALER MANAGER AGREEMENT

INVESCO REAL ESTATE EXCHANGE LLC

[Trust name] (“Trust”) hereby joins and agrees to the terms and conditions of that certain DST Dealer Manager Agreement, date as of January 25, 2023 (the “DST Dealer Manager Agreement”), by and between Invesco Real Estate Exchange LLC, a Delaware limited liability company (the “Company”), and Invesco Distributors, Inc., a Delaware corporation (the “Dealer Manager”). Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the DST Dealer Manager Agreement. The Trust is offering DST Interests and holds ownership of the Property commonly referred to as [    ] and located at [    ].

The Trust hereby specifically acknowledges and agrees to its obligations with respect to the DST Investor Servicing Fee set forth in Section 4(c) of the DST Dealer Manager Agreement and indemnification set forth in Section 7 of the DST Dealer Manager Agreement.

IN WITNESS WHEREOF, this joinder agreement has been executed and delivered by the Trust as of ______________________, 2023.

[Trustee/manager name], as trustee of [Trust name], u/a/d [date]

By:
Name:
Title:

A-1

EXHIBIT B

INVESCO DISTRIBUTORS, INC.

FORM OF DST PARTICIPATING DEALER AGREEMENT

INVESCO REAL ESTATE EXCHANGE LLC

[     ]

_____________________

_____________________

_____________________

_____________________

Ladies and Gentlemen:

Subject to the terms described in this DST Participating Dealer Agreement (this “Agreement”), Invesco Distributors, Inc., a Delaware corporation, as the dealer manager (the “Dealer Manager”) for Invesco Real Estate Exchange LLC, a Delaware limited liability company (the “Company”), invites you (“Participating Dealer”) to participate in the distribution, on a “best efforts” basis, of Class 1 beneficial interests (“DST Interests”) in one or more Delaware statutory trusts (each, a “Trust” and collectively, the “Trusts”).

I. DST Dealer Manager Agreement.

The Dealer Manager has entered into a dealer manager agreement with the Company and Invesco REIT Operating Partnership LP, a Delaware limited partnership (the “Operating Partnership”), dated [ ], 2023 (as amended or restated, the “DST Dealer Manager Agreement”). Any capitalized terms not otherwise defined herein shall have the meanings given to such terms in the DST Dealer Manager Agreement.

As described in the DST Dealer Manager Agreement, the Company is offering (each, an “Offering” and collectively, the “Offerings”) in one or more private placements exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Regulation D promulgated under the Securities Act (“Regulation D”), up to $3,000,000,000 of DST Interests in one or more Delaware statutory trusts (each, a “Trust” and collectively, the “Trusts”) pursuant to the terms and conditions set forth in a Private Placement Memorandum for each Offering (as may be amended or supplemented from time to time with all appendixes thereto, the “Memorandum”). In this Agreement, the term Memorandum shall refer to a single Memorandum used in connection with each Offering and the term “Memoranda” shall refer to all Memoranda used in connection with all of the collective Offerings contemplated by this Agreement.

The Company is an indirect wholly-owned subsidiary of the Operating Partnership, and the Operating Partnership is the entity through which Invesco Real Estate Income Trust Inc. (“INREIT”), a Maryland corporation, conducts substantially all of its business and owns substantially all of its assets. A DST Interest is a unit of beneficial ownership interest in a Trust that will either (i) beneficially own a series of Trusts, each of which will hold one commercial property (each, a “Property” and collectively, the “Properties”); or (ii) own a Property directly. Information regarding each Property in which DST Interests will be offered will be included in a property-specific supplement to the Memorandum.

DST Interests will be offered and sold in an Offering during a period commencing on the date of the Memorandum and continuing until the earliest to occur of: (1) the date upon which the maximum offering amount of DST Interests in a given Trust, as set forth in the Memorandum, are sold; and (2) twelve months from the commencement of the Offering, subject, however, to two six-month extension options exercisable at the sole discretion of the Company.

In connection with performing the Dealer Manager’s obligations under the DST Dealer Manager Agreement, the Dealer Manager is authorized to enter into (a) participating dealer agreements materially in the form attached as Exhibit B to the DST Dealer Manager Agreement or in such other form as shall be pre-approved in writing by the Company with other broker-dealers who are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”) to solicit subscriptions for DST Interests in an Offering, (b) participating adviser agreements materially in the form attached as Exhibit C to the DST Dealer Manager Agreement or in such other form as shall be pre-approved in writing by the Company with registered investment advisers, and (c) participating bank agreements in the form pre-approved in writing by the Company with other properly licensed financial intermediaries. Upon effectiveness of this Agreement, Participating Dealer will become one of the “Participating Dealers” referred to in the DST Dealer Manager Agreement and will be entitled to and subject to the terms and conditions of the DST Dealer Manager Agreement (a copy of which shall be available to Participating Dealer upon request), including without limitation the provisions of the DST Dealer Manager Agreement wherein the Participating Dealers severally agree to indemnify and hold harmless the Company, the Operating Partnership, the Trusts, the Dealer Manager and each officer and director thereof, and each person, if any, who controls the Company, the Operating Partnership, any Trust or the Dealer Manager within the meaning of the Securities Act.

II. Sale of DST Interests.

The Dealer Manager agrees to provide to Participating Dealer a copy of the Memorandum and any sales literature which has been approved in advance in writing by the Dealer Manager and the Company to supplement the Memorandum in an Offering (collectively, the “Offering Materials”) with respect to which DST Interests may be offered by Participating Dealer. Following its receipt and review of the Offering Materials with respect to an Offering, Participating Dealer may elect to participate in the offering of the DST Interests in Offering by executing the Acceptance Letter in the form attached hereto as Exhibit A (the “Acceptance Letter”). The rights and obligations of Participating Dealer and the Dealer Manager set forth in this Agreement shall become effective on the date that the Acceptance Letter with respect to such Offering is executed by Participating Dealer and the defined terms “Offering,” “Memorandum,” “Property Supplement,” and “Trust” shall only relate to those terms as they relate to an Offering where an Acceptance Letter has been executed. In the event that an executed Acceptance Letter with respect to a particular Offering is not received from Participating Dealer by the Dealer Manager, Participating Dealer and Dealer Manager shall have no further rights or obligations to one another with respect to such Offering.

Participating Dealer hereby agrees to use its best efforts to sell the DST Interests for cash on the terms and conditions set forth in the Memorandum. Nothing in this Agreement shall be deemed or construed to make Participating Dealer an employee, agent, representative or partner of the Dealer Manager, the Operating Partnership, any Trust or the Company, and Participating Dealer is not authorized to act for the Dealer Manager, the Operating Partnership, any Trust or the Company or to make any representations on their behalf except as set forth in the Memorandum. Participating Dealer acknowledges and agrees that the Company and the Dealer Manager may engage broker-dealers who are registered under the Exchange Act and members of FINRA or other investment advisers registered under the Investment Advisers Act of 1940, as amended, or comparable state securities laws, to offer and sell the DST Interests, as applicable.

III. Submission of Subscription Agreements.

Each person desiring to purchase DST Interests in the Offering will be required to complete and execute a Subscription Agreement and to deliver to Participating Dealer such completed and executed Subscription Agreement together with a check or wire transfer (hereinafter referred to as an “instrument of payment”) in the amount of such person’s purchase, which must be at least the minimum purchase amount set forth in the Memorandum. Persons who purchase DST Interests will be instructed by Participating Dealer to make their instruments of payment payable to or for the benefit of the applicable Trust.

If Participating Dealer receives a Subscription Agreement or instrument of payment not conforming to the foregoing instructions and any instructions set forth in the Memorandum, Participating Dealer shall return such Subscription Agreement and instrument of payment directly to such purchaser not later than the end of the next business day following receipt by Participating Dealer. Subscription Agreements and instruments of payment received by Participating Dealer which conform to the foregoing instructions shall be transmitted for deposit pursuant to one of the methods described in this Section III. Transmittal of received investor funds will be made in accordance with the following procedures, as applicable:

(a)

where, pursuant to Participating Dealer’s internal supervisory procedures, internal supervisory review is conducted at the same location at which Subscription Agreements and instruments of payment are received from purchasers, then Participating Dealer will transmit the Subscription Agreements in good order and instruments of payment to the Company or to such other account or agent as set forth in the Subscription Agreement or as otherwise directed by the Company by the end of the next business day following receipt thereof by Participating Dealer; and

(b)

where, pursuant to Participating Dealer’s internal supervisory procedures, final internal supervisory review is conducted at a different location (the “Final Review Office”), then Subscription Agreements in good order and instruments of payment will be transmitted by Participating Dealer to the Final Review Office by the end of the next business day following receipt by Participating Dealer. The Final Review Office will in turn, by the end of the next business day following receipt by the Final Review Office, transmit such Subscription Agreements and instruments of payment to the Company or to such other account or agent as set forth in the Subscription Agreement or as otherwise directed by the Company.

IV. Pricing.

The purchase price for subscriptions of DST Interests will be as described in each Memorandum.

Except as otherwise indicated in the Memoranda or in any letter or memorandum sent to Participating Dealer by the Company or the Dealer Manager, (a) a minimum initial purchase of $250,000 in DST Interests is required in an Offering, and (b) additional investments by the same investor in such DST Interests in the same Offering may be made in cash in minimal increments of at least $50,000.

V. Participating Dealer’s Compensation.

Except as may be provided in the Memorandum, as compensation for completed sales and ongoing stockholder services rendered by Participating Dealer hereunder, Participating Dealer is entitled, on the terms and subject to the conditions herein, to the compensation set forth on Schedule I hereto.

VI. Representations, Warranties and Covenants of Participating Dealer.

In addition to the representations and warranties found elsewhere in this Agreement, Participating Dealer represents, warrants and agrees that, as of the date hereof and at all times during the term of this Agreement:

(a) It is duly organized and existing and in good standing under the laws of the state, commonwealth or other jurisdiction in which Participating Dealer is organized.

(b) It is empowered under applicable laws and by Participating Dealer’s organizational documents to enter into this Agreement and perform all activities and services of Participating Dealer provided for herein and there are no impediments, prior or existing, or regulatory, self-regulatory, administrative, civil or criminal matters affecting Participating Dealer’s ability to perform under this Agreement.

(c) The execution, delivery and performance of this Agreement, the incurrence of the obligations set forth herein, and the consummation of the transactions contemplated herein, including the issuance and sale of the DST Interests, will not constitute a breach of, or default under, any agreement or instrument by which Participating Dealer is bound, or to which any of its assets are subject, or any rule, regulation or order of any court or other governmental agency or body with jurisdiction over it.

(d) All requisite actions have been taken to authorize Participating Dealer to enter into and perform this Agreement.

(e) It shall notify the Dealer Manager, promptly in writing, of any written claim or complaint or any enforcement action or other proceeding with respect to DST Interests offered hereunder against Participating Dealer or its principals, affiliates, officers, directors, employees or agents, or any person who controls Participating Dealer, within the meaning of Section 15 of the Securities Act.

(f) Participating Dealer will not offer, sell or distribute DST Interests, or otherwise make any such DST Interests available, in any jurisdiction outside of the United States or U.S. territories unless Participating Dealer receives prior written consent from the Dealer Manager.

(g) Participating Dealer acknowledges that the Dealer Manager will enter into similar agreements with other broker-dealers, which does not require the consent of Participating Dealer.

(h) None of (i) Participating Dealer, (ii) any of Participating Dealer’s directors, executive officers, other officers participating in an Offering, general partners or managing members, (iii) any of the directors, executive officers or other officers participating in an Offering of any such general partner or managing member of Participating Dealer, or (iv) any other officers or employees of Participating Dealer or any such general partner or managing member of Participating Dealer that have been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with an Offering (each, a “Participating Dealer Covered Person” and, collectively, the “Participating Dealer Covered Persons”), is subject to a Disqualifying Event, except for a Disqualifying Event (a) contemplated by Rule 506(d)(2) of the Securities Act and (b) a description of which has been furnished in writing to the Company prior to the date hereof or, in the case of a Disqualifying Event occurring after the date hereof, prior to the date of any further offering of DST Interests. Participating Dealer has exercised and will continue to exercise reasonable care to determine the identity of each person that is a Participating Dealer Covered Person and whether any Participating Dealer Covered Person is subject to a Disqualifying Event. Participating Dealer will promptly notify the Company in writing of (x) any Disqualifying Event relating to any Participating Dealer Covered Person not previously disclosed to the Company in accordance with Section 2(f) and (y) of the DST Dealer Manager Agreement any event that would, with the passage of time, become a Disqualifying Event relating to any Participating Dealer Covered Person.

VII. Right to Reject Subscriptions or Cancel Sales.

All subscriptions, whether initial or additional, are subject to acceptance by and shall only become effective upon confirmation by the Company, and the Company reserves the right to reject any subscription for any or no reason, including, without limitation, subscription not accompanied by an executed Subscription Agreement in good order or the required instrument of payment in full payment for the DST Interests. If any check is not paid upon presentment, or if the Company is not in actual receipt of clearinghouse funds or cash, certified or cashier’s check or the equivalent in payment for the DST Interests, the Company reserves the right to cancel the sale without notice. Issuance and delivery of the DST Interests will be made only after actual receipt of payment therefor.

In the event that the Dealer Manager has reallowed any Selling Commission, Dealer Manager Fee or Placement Fee to Participating Dealer for the sale of DST Interests and the subscription is rejected, canceled or rescinded for any reason as to the DST Interests covered by such subscription, Participating Dealer shall pay the amount specified to the Dealer Manager within ten (10) days following mailing of notice to Participating Dealer by the Dealer Manager stating the amount owed as a result of rescinded or rejected subscriptions. Further, if Participating Dealer has retained Selling Commissions, Dealer Manager Fees or Placement Fees in connection with a subscription that is subsequently rejected, canceled or rescinded for any reason, Participating Dealer agrees to return to the subscriber any Selling Commission, Dealer Manager Fee or Placement Fee theretofore retained by Participating Dealer with respect to such subscription within three (3) days following mailing of notice to Participating Dealer by the Dealer Manager stating the amount owed as a result of rescinded or rejected subscriptions. If Participating Dealer fails to pay any such amounts, the Dealer Manager shall have the right to offset such amounts owed against future compensation due and otherwise payable to Participating Dealer (it being understood and agreed that such right to offset shall not be in limitation of any other rights or remedies that the Dealer Manager may have in connection with such failure).

VIII. Memoranda; Offers and Sales.

Participating Dealer shall (i) conduct all offering and solicitation efforts in a transaction or series of transactions intended to be exempt from the registration requirements under the Securities Act pursuant to Rule 506(b) or Rule 506(c) of Regulation D and applicable state securities laws and regulations, as set forth in the applicable Memorandum, (ii) not offer or sell DST Interest by any means otherwise inconsistent with this Agreement or the Memoranda, and (iii) not engage in any general advertising or general solicitation activities in connection with the sale of DST Interests, other than with the prior written consent of the Company or the Dealer Manager and provided that any materials used in connection with such general advertising or general solicitation activities shall otherwise comply with the requirements of this Agreement and the DST Dealer Manager Agreement.

Participating Dealer is not authorized or permitted to give, and will not give, any information or make any representation (written or oral) concerning the DST Interests except as set forth in the Memoranda or as otherwise specifically authorized by the Company. The Dealer Manager will make available to Participating Dealer the Memorandum for delivery to investors.

Participating Dealer agrees that it shall have delivered (a) to each investor to whom an offer to sell the DST Interests is made, as of the time of such offer, a copy of the Memorandum and all supplements, amendments and exhibits thereto that have then been made available to Participating Dealer by the Dealer Manager and (b) to each investor that subscribes for DST Interests, as of the time the Company accepts such investor’s order to purchase the DST Interests within the timeframes described in the Memorandum, a copy of the Memorandum and all supplements, amendments and exhibits thereto that have then been made available to Participating Dealer by the Dealer Manager. Participating Dealer agrees that it will not send or give any supplement to the Memorandum to an investor unless it has previously sent or given a Memorandum and all supplements, amendments and exhibits thereto.

Participating Dealer agrees that it will not show or give to any investor or reproduce any material or writing that is supplied to it by the Dealer Manager and marked “broker-dealer use only” or otherwise bearing a legend denoting that it is not to be used in connection with the offer or sale of DST Interests to potential investors. Participating Dealer agrees that it will not (i) show or give to any investor or prospective investor in a particular jurisdiction any material or writing that is supplied to it by the Dealer Manager if such material bears a legend denoting that it is not to be used in connection with the sale of DST Interests to members of the public in such jurisdiction, (ii) use in connection with the offer or sale of DST Interests any material or writing which relates to another company supplied to it by the Company or the Dealer Manager bearing a legend which states that such material may not be used in connection with the offer or sale of any securities other than the company to which it relates, or (iii) use in connection with the offer or sale of DST Interests any materials or writings which have not been previously approved by the Dealer Manager or the Company in writing. Participating Dealer further agrees, if the Dealer Manager so requests, to furnish a copy of any revised Memorandum to each person to whom it has furnished a copy of any Memorandum.

IX. License and Association Membership; Compliance with Applicable Laws.

Participating Dealer’s acceptance of this Agreement constitutes a representation and warranty to the Company, each Trust and the Dealer Manager that Participating Dealer is currently, and at all times during the performance of Participating Dealer’s obligations under this Agreement Participating Dealer will be (a) duly registered as a broker-dealer under the Exchange Act, (b) a member in good standing of FINRA, and (c) duly licensed or registered as a broker-dealer in each of the states and the other jurisdictions (including under the laws of any jurisdictions listed on Schedule III) where it will offer or sell DST Interests and that its independent contractors and registered representatives have the appropriate licenses(s) to offer and sell the DST Interests in all such states and other jurisdictions. This Agreement shall automatically terminate with no further action by any party hereto if Participating Dealer ceases to be a member in good standing of, or has its registration suspended or terminated by, FINRA or the securities commission of the state in which Participating Dealer’s principal office is located. Participating Dealer agrees to notify the Dealer Manager immediately if Participating Dealer ceases to be a member in good standing of, or has its registration suspended or terminated by, FINRA or the securities commission of any state in which Participating Dealer is currently registered or licensed.

Participating Dealer’s acceptance of this Agreement constitutes a representation and warranty to the Company, the Operating Partnership, each Trust and the Dealer Manager that Participating Dealer’s performance of its obligations under this Agreement shall comply with all applicable terms and requirements of (i) the DST Dealer Manager Agreement (a copy of which shall be available to Participating Dealer upon request), which such terms are incorporated herein by reference, (ii) this Agreement, (iii) the Securities Act and the rules and regulations of the SEC promulgated under the Securities Act, (iv) the Exchange Act and the rules and regulations of the SEC promulgated under the Exchange Act, (v) state securities or “blue sky” laws and regulations, (vi) all rules promulgated by FINRA and the National Association of Securities Dealers applicable to the Offering (collectively, the “FINRA Rules”), and (vii) all other federal laws, rules and regulations applicable to the Offering and the offer and sale of the DST Interests, or the activities of Participating Dealer pursuant to this Agreement, including without limitation the privacy standards and requirements of state and federal laws, including the Gramm-Leach-Bliley Act of 1999 (“GLBA”), and the laws governing money laundering abatement and anti-terrorist financing efforts, including the applicable rules of the SEC and FINRA, the Bank Secrecy Act, as amended, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA Patriot Act”), and regulations administered by the Office of Foreign Asset Control at the Department of the Treasury, and (viii) the Memoranda.

Participating Dealer currently has in place and effect and shall maintain in place and full force and effect during the term of this Agreement, insurance coverage in amounts and upon terms as are customary and appropriate for a party engaged in Participating Dealer’s business and performing its obligations under this Agreement, including any and all minimum or mandated insurance coverage required by applicable law.

X. Limitation of Offer; Suitability; Accredited Investor Verification.

Participating Dealer shall recommend DST Interests only to a prospective investor whom Participating Dealer has reasonable grounds to believe is an Accredited Investor (as defined in Regulation D) and otherwise meets the financial suitability and other purchaser requirements set forth in the Memoranda. For any Offering exempt from registration requirements under the Securities Act pursuant to Rule 506(c) of Regulation D, Participating Dealer shall take reasonable steps to verify that a prospective investor is an Accredited Investor in accordance with Rule 506(c) of Regulation D, which reasonable steps may include, but are not limited to, the methods identified in Rule 506(c) of Regulation D. During the course of an Offering, Participating Dealer shall comply with the provisions of all applicable rules and regulations relating to suitability of investors, including without limitation, the provisions of Regulation D. Participating Dealer shall make, or cause to be made, inquiries as required by this Agreement, the Memoranda or applicable law of all prospective investors to ascertain whether a purchase of a DST Interest is suitable for the prospective investor.

Participating Dealer will sell DST Interests as set forth on Schedule I to this Agreement, and Participating Dealer will only sell such DST Interests to those persons who are eligible to purchase such DST Interests as described in the Memorandum.

Nothing contained in this Agreement shall be construed to impose upon the Company, the Operating Partnership, any Trust or the Dealer Manager the responsibility of assuring that prospective investors meet the suitability standards or Accredited Investor status in accordance with the terms and provisions of the Memoranda. Participating Dealer agrees to comply with the record-keeping requirements imposed by federal and state securities laws and the rules and regulations thereunder.

XI. Disclosure Review; Confidentiality of Information.

Participating Dealer agrees that it shall have reasonable grounds to believe based on the information made available to it through the Memoranda or other materials that all material facts are adequately and accurately disclosed in the Memoranda and that the Memoranda provides a reasonable basis for evaluating an investment in the DST Interests. In making this determination, Participating Dealer shall evaluate, at a minimum, items of compensation, physical properties, tax aspects, financial stability and experience of the Company, conflicts of interest and risk factors, and appraisals and other pertinent reports. If Participating Dealer relies upon the results of any inquiry conducted by another member or members of FINRA, Participating Dealer shall have reasonable grounds to believe that such inquiry was conducted with due care, that the member or members conducting or directing the inquiry consented to the disclosure of the results of the inquiry and that the person who participated in or conducted the inquiry is not the Dealer Manager or a sponsor or an affiliate of the sponsor of the Company.

It is anticipated that (a) Participating Dealer and Participating Dealer’s officers, directors, managers, employees, owners, members, partners, home office diligence personnel or other agents of Participating Dealer that are conducting a due diligence inquiry on behalf of Participating Dealer and (b) persons or committees, as the case may be, responsible for determining whether Participating Dealer will participate in the Offering ((a) and (b) are collectively, the “Diligence Representatives”) either have previously or will in the future have access to certain Confidential Information (defined below) pertaining to the Company, the Operating Partnership, the Trusts, the Dealer Manager, Invesco Advisers, Inc. (“Adviser”), or their respective affiliates. For purposes hereof, “Confidential Information” shall mean and include: (i) trade secrets concerning the business and affairs of the Company, the Operating Partnership, the Trusts, the Dealer Manager, the Adviser, or their respective affiliates; (ii) confidential data, know-how, current and planned research and development, current and planned methods and processes, marketing lists or strategies, slide presentations, business plans, however documented, belonging to the Company, the Operating Partnership, the Trusts, the Dealer Manager, the Adviser, or their respective affiliates; (iii) information concerning the business and affairs of the Company, the Operating Partnership, the Trusts, the Dealer Manager, the Adviser, or their respective affiliates (including, without limitation, historical financial statements, financial projections and budgets, investment-related information, models, budgets, plans, and market studies, however documented); (iv) any information marked or designated “Confidential—For Due Diligence Purposes Only”; and (v) any notes, analysis, compilations, studies, summaries and other material containing or based, in whole or in part, on any information included in the foregoing. Participating Dealer agrees to keep, and to cause its Diligence Representatives to keep, all such Confidential Information strictly confidential and to not use, distribute or copy the same except in connection with Participating Dealer’s due diligence inquiry. Participating Dealer agrees to not disclose, and to cause its Diligence Representatives not to disclose, such Confidential Information to the public, or to Participating Dealer’s sales staff, financial advisors, or any person involved in selling efforts related to the Offering or to any other third party and agrees not to use the Confidential Information in any manner in the offer and sale of the DST Interests.

Participating Dealer further agrees to use all reasonable precautions necessary to preserve the confidentiality of such Confidential Information, including, but not limited to (a) limiting access to such information to persons who have a need to know such information only for the purpose of Participating Dealer’s due diligence inquiry and (b) informing each recipient of such Confidential Information of Participating Dealer’s confidentiality obligation. Participating Dealer acknowledges that Participating Dealer or its Diligence Representatives may previously have received Confidential Information in connection with preliminary due diligence on the Company and agrees that the foregoing restrictions shall apply to any such previously received Confidential Information. Participating Dealer acknowledges that Participating Dealer or its Diligence Representatives may in the future receive Confidential Information either in individual or collective meetings or telephone calls with the Company and agrees that the foregoing restrictions shall apply to any Confidential Information received in the future through any source or medium. Participating Dealer acknowledges the restrictions and limitations of Regulation F-D promulgated by the SEC and agrees that the foregoing restrictions are necessary and appropriate in order for the Company to comply therewith. Notwithstanding the foregoing, Confidential Information may be disclosed (i) if approved in writing for disclosure by the Company or the Dealer Manager, (ii) pursuant to a subpoena or as required by law, or (iii) as required by regulation, rule, order or request of any governing or self-regulatory organization (including without limitation the SEC, FINRA or any state securities administrator), provided that Participating Dealer shall notify the Dealer Manager in advance if practicable under the circumstances of any attempt to obtain Confidential Information pursuant to the foregoing clauses (ii) and (iii).

XII. Compliance with Anti-Money Laundering Compliance Programs.

Participating Dealer represents that it has complied and will comply with Section 326 of the USA Patriot Act and the implementing rules and regulations promulgated thereunder in connection with broker/dealers’ anti-money laundering obligations. Participating Dealer hereby represents that it has adopted and implemented, and will maintain a written anti-money laundering compliance program (“AML Program”) including, without limitation, anti-money laundering policies and procedures relating to customer identification in compliance with applicable laws and regulations, including federal and state securities laws, the USA Patriot Act and the rules and regulations promulgated thereunder, Executive Order 13224 – Executive Order on Terrorist Financing Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism, and applicable rules of FINRA. In accordance with these applicable laws and regulations and its AML Program, Participating Dealer agrees to verify the identity of its new customers, to maintain customer records, and to check the names of new customers against government watch lists, including the Office of Foreign Asset Control’s list of Specially Designated Nationals and Blocked Persons. Additionally, Participating Dealer will monitor account activity to identify patterns of unusual size or volume, geographic factors and any other “red flags” described in the USA Patriot Act as potential signals of money laundering or terrorist financing. Participating Dealer will submit to the Financial Crimes Enforcement Network any required suspicious activity reports about such activity and further will disclose such activity to applicable federal and state law enforcement when required by law. Upon request by the Dealer Manager at any time, Participating Dealer hereby agrees to furnish (a) a copy of its AML Program to the Dealer Manager for review, and (b) a copy of the findings and any remedial actions taken in connection with Participating Dealer’s most recent independent testing of its AML Program. Participating Dealer agrees to notify the Dealer Manager immediately if Participating Dealer is subject to a FINRA disclosure event or fine from FINRA related to its AML Program.

XIII. Privacy.

Participating Dealer agrees to abide by and comply in all respects with (a) the privacy standards and requirements of the GLBA and applicable regulations promulgated thereunder, (b) the privacy standards and requirements of any other applicable federal or state law, including the Fair Credit Reporting Act (“FCRA”), and (c) its own internal privacy policies and procedures, each as may be amended from time to time.

The parties hereto acknowledge that from time to time, Participating Dealer may share with the Company, and the Company may share with Participating Dealer, nonpublic personal information (as defined under the GLBA) of customers of Participating Dealer. This nonpublic personal information may include, but is not limited to a customer’s name, address, telephone number, social security number, account information and personal financial information. Participating Dealer shall only be granted access to such nonpublic personal information of each of its customers that pertains to the period or periods during which Participating Dealer served as the broker-dealer of record for such customer’s account. Participating Dealer, the Dealer Manager and the Company shall not disclose nonpublic personal information of any customers who have opted out of such disclosures, except (a) to service providers (when necessary and as permitted under the GLBA), (b) to carry out the purposes for which one party discloses such nonpublic personal information to another party under this Agreement (when necessary and as permitted under the GLBA) or (c) as otherwise required by applicable law. Any nonpublic personal information that one party receives from another party shall be subject to the limitations on usage described in this Section XIII. Except as expressly permitted under the FCRA, Participating Dealer agrees that it shall not disclose any information that would be considered a “consumer report” under the FCRA.

Participating Dealer shall be responsible for determining which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving a list of such customers (the “List”) to identify customers that have exercised their opt-out rights. In the event Participating Dealer, the Dealer Manager or the Company expects to use or disclose nonpublic personal information of any customer for purposes other than as set forth in this Section XIII, it must first consult the List to determine whether the affected customer has exercised his or her opt-out rights. The use or disclosure of any nonpublic personal information of any customer that is identified on the List as having opted out of such disclosures, except as set forth in this Section XIII, shall be prohibited.

Participating Dealer shall implement commercially reasonable measures in compliance with industry best practices designed (a) to assure the security and confidentiality of nonpublic personal information of all customers; (b) to protect such information against any anticipated threats or hazards to the security or integrity of such information; (c) to protect against unauthorized access to, or use of, such information that could result in material harm to any customer; (d) to protect against unauthorized disclosure of such information to unaffiliated third parties; and (e) to otherwise ensure its compliance with all applicable privacy standards and requirements of federal or state law (including, but not limited to, the GLBA), and any other applicable legal or regulatory requirements. Participating Dealer further agrees to cause all its agents, representatives, affiliates, subcontractors, or any other party to whom Participating Dealer provides access to or discloses nonpublic personal information of customers to implement appropriate measures designed to meet the objectives set forth in this Section XIII.

XIV. Indemnification.

(a) Participating Dealer shall indemnify and hold harmless the Company, the Operating Partnership, each Trust, the Dealer Manager and each of the Company’s and the Dealer Manager’s respective officers and directors who controls the Company or the Dealer Manager within the meaning of Section 15 of the Securities Act (individually, an “Indemnified Party” and collectively, the “Indemnified Parties”), from and against any and all loss, liability, action, claim, damage and expense whatsoever (“Losses”) to which any of the Indemnified Parties may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement of a material fact contained in (A) the Memoranda or (B) any Securities Application; or (ii) the omission to state in the Memoranda or any Securities Application a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing clauses (i) and (ii) apply, to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company, the Operating Partnership or any Trust by or on behalf of Participating Dealer specifically for inclusion in the Memoranda or Securities Application; (iii) any untrue statement, or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, by Participating Dealer or its representatives or agents in connection with the offer and sale of the DST Interests; (iv) any breach or violation of any representation, warranty, covenant or agreement set forth in the Agreement; (v) any failure to comply with applicable laws governing privacy issues, money laundering abatement and anti-terrorist financing efforts, including applicable rules of the SEC, FINRA and the USA PATRIOT Act; or (vi) any other failure to comply with applicable rules of the SEC, FINRA or federal or state securities laws and the rules and regulations promulgated thereunder. Participating Dealer will reimburse the Indemnified Parties and each Trust for any legal or other expenses reasonably incurred by them in connection with investigating or defending such Losses. This indemnity agreement will be in addition to any liability that Participating Dealer may otherwise have.

(b) Promptly after receipt by an Indemnified Party under this Section XIV of notice of the commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against any indemnifying party under this Section XIV, notify in writing the indemnifying party of the commencement thereof. The failure of the Indemnified Party to so notify the indemnifying party will relieve the indemnifying party from any liability under this Section XIV as to the particular item for which indemnification is then being sought, but not from any other liability that it may have to any Indemnified Party. In case any such action is brought against any Indemnified Party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the Indemnified Party for reasonable legal and other expenses (subject to Section XIV(c) below) incurred by such Indemnified Party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such Indemnified Party on account of any settlement of any claim or action effected without the consent of such indemnifying party. Any Indemnified Party shall not be bound to perform or refrain from performing any act pursuant to the terms of any settlement of any claim or action effected without the consent of such Indemnified Party.

(c) The indemnifying party under this Section XIV shall pay all legal fees and expenses of the Indemnified Party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obligated to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one Indemnified Party. If such claims or actions are alleged or brought against more than one Indemnified Party, then the indemnifying party shall only be obligated to reimburse the expenses and fees of the one law firm that has been selected by a majority of the Indemnified Parties against which such action is finally brought; and in the event a majority of such Indemnified Parties is unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an Indemnified Party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.

(d) The indemnity agreement contained in this Section XIV shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of Participating Dealer, or any person controlling Participating Dealer or by or on behalf of the Company, the Operating Partnership, the Trusts, the Dealer Manager or any officer or director thereof, or by or on behalf of any person controlling the Company, the Operating Partnership, the Trusts or the Dealer Manager, (ii) delivery of any DST Interests and payment therefor, and (iii) any termination of this Agreement. A successor of Participating Dealer or of any party to this Agreement, as the case may be, shall be entitled to the benefits of the indemnity agreement contained in this Section XIV.

XV. Undertaking to Not Facilitate a Secondary Market in the DST Interests.

Participating Dealer acknowledges that there is no public trading market for the DST Interests and that there are limits on the ownership and transferability of the DST Interests, which significantly limit the liquidity of an investment in the DST Interests. Participating Dealer will not engage in any action or transaction that would facilitate or otherwise create the appearance of a secondary market in the DST Interests without the prior written approval of the Dealer Manager.

XVI. Arbitration.

The parties hereto agree that any dispute, controversy or claim arising between the parties relating to this Agreement (whether such dispute arises under any federal, state or local statute or regulation, or at common law) shall be resolved by final and binding arbitration administered in accordance with the then-current commercial arbitration rules of FINRA in accordance with the terms of this Agreement (including the governing law provisions of this Agreement and pursuant to the Federal Arbitration Act (9 U.S.C. §§ 1 – 16)). The parties will request that the arbitrator or arbitration panel (“Arbitrator”) issue written findings of fact and conclusions of law. The Arbitrator shall not be empowered to make any award or render any judgment for punitive damages, and the Arbitrator shall be required to follow applicable law in construing this Agreement, making awards, and rendering judgments. The decision of the arbitration panel shall be final and binding, and judgment upon any arbitration award may be entered by any court having jurisdiction. All arbitration hearings will be held at the Atlanta, Georgia FINRA District Office or at another mutually agreed upon site. The parties may agree on a single arbitrator, or, if the parties cannot so agree, each party will have the right to choose one arbitrator, and the selected arbitrators will choose a third arbitrator. Each arbitrator must have experience and education that qualify him or her to competently address the specific issues to be designated for arbitration. Notwithstanding the preceding, no party will be prevented from immediately seeking provisional remedies in courts of competent jurisdiction, including but not limited to, temporary restraining orders and preliminary injunctions, but such remedies will not be sought as a means to avoid or stay arbitration.

XVII. Termination; Survival; Amendment; Entire Agreement.

Participating Dealer will immediately suspend or terminate its offer and sale of DST Interests upon the request of the Company or the Dealer Manager at any time and will resume its offer and sale of DST Interests hereunder upon subsequent request of the Company or the Dealer Manager. Any party may terminate this Agreement at any time for any or no reason by written notice delivered pursuant to Section XX below. This Agreement shall automatically terminate without the requirement for further action by any party to this Agreement upon the termination of the DST Dealer Manager Agreement.

Upon expiration or termination of this Agreement, the Dealer Manager shall pay to Participating Dealer all earned but unpaid compensation to which Participating Dealer is or becomes entitled under Section V hereof at such time as such compensation or reimbursement becomes payable.

The respective agreements and obligations of Selected Dealer and the Dealer Manager set forth in Sections V, XII through XIV and XVI through XXIII of this Agreement and Section 8 of the DST Dealer Manager Agreement shall remain operative and in full force and effect regardless of the termination of this Agreement.

Notwithstanding the termination of this Agreement or the payment of any amount to Participating Dealer, Participating Dealer agrees to pay Participating Dealer’s proportionate share of any claim, demand or liability asserted against Participating Dealer and the other Participating Distribution Agents on the basis that such Participating Distribution Agents or any of them constitute an association, unincorporated business or other separate entity, including in each case such Participating Distribution Agent’s proportionate share of any expenses incurred in defending against any such claim, demand or liability.

This Agreement may be amended at any time by the Dealer Manager by written notice to Participating Dealer, and any such amendment, including any amendment to the DST Dealer Manager Agreement, shall be deemed accepted by Participating Dealer upon submitting a subscription agreement for DST Interests after it has received such notice.

This Agreement and the schedules hereto are the entire agreement of the parties and supersedes all prior agreements, if any, between the parties hereto relating to the subject matter hereof.

XVIII. Use of Company and Invesco Names.

Except as expressly provided herein, nothing herein shall be deemed to constitute a waiver by the Dealer Manager of any consent that would otherwise be required under this Agreement or applicable law prior to the use of Participating Dealer of the name or identifying marks of the Company, the Operating Partnership, the Dealer Manager, “Invesco” or “Invesco Real Estate” (or any combination or derivation thereof). The Dealer Manager reserves the right to withdraw its consent to the use of the Company’s or

Invesco Ltd.’s name at any time and to request to review any materials generated by Participating Dealer that use the Company’s or Invesco Ltd.’s name or mark. Any such consent is expressly subject to the continuation of this Agreement and shall terminate with the termination of this Agreement as provided herein.

XIX. Assignment; Third Party Beneficiary.

Participating Dealer shall have no right to assign this Agreement or any of Participating Dealer’s rights hereunder or to delegate any of Participating Dealer’s obligations. Any purported assignment or delegation by Participating Dealer shall be null and void. The Dealer Manager shall have the right to assign any or all of its rights and obligations under this Agreement by written notice, and Participating Dealer shall be deemed to have consented to such assignment by execution hereof. Dealer Manager shall provide written notice of any such assignment to Participating Dealer. Each of the Company, the Operating Partnership and the Trusts is a third-party beneficiary with respect to this Agreement and may enforce its rights, to the extent set forth herein, against any party to this Agreement.

XX. Notice.

All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered (a) when delivered by hand, personally or by commercial messenger, (b) on the business day of transmission if sent by email to the email address given below, with written confirmation of receipt, and (c) one business day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery, in each case above provided such communication is addressed to the intended recipient thereof as set forth below:

If to the Dealer Manager, to:	Invesco Distributors, Inc.
11 Greenway Plaza
Suite 1000
Houston, Texas 77046-1173
Attention: Veronica Castillo

Email: Dealersupport@invesco.com
If to Participating Dealer, to:	The address specified by Participating Dealer on the signature page hereto.

XXI. Attorneys’ Fees; Applicable Law and Venue.

In any action to enforce the provisions of this Agreement or to secure damages for its breach, the prevailing party shall recover its costs and reasonable attorney’s fees. This Agreement and any disputes relative to the interpretation or enforcement hereto shall be governed by and construed under the internal laws, as opposed to the conflicts of law provisions, of the State of Delaware. Venue for any action brought hereunder (including arbitration) shall lie exclusively in Atlanta, Georgia.

XXII. No Partnership.

Nothing in this Agreement shall be construed or interpreted to constitute Participating Dealer as an employee, agent or representative of, or in association with or in partnership with, the Dealer Manager, the Operating Partnership, the Company, any Trust or the other Participating Distribution Agents. Instead, this Agreement shall only constitute Participating Dealer as a dealer authorized by the Dealer Manager to sell the DST Interests according to the terms set forth in the Memoranda and this Agreement.

XXIII. ERISA.

The parties agree as follows:

(a)	Participating Dealer is a broker-dealer registered under the Exchange Act.

(b)

To the extent Participating Dealer (or its representatives) uses or relies on any of the information, tools and materials that the Dealer Manager, the Operating Partnership, the Company, the Adviser, the sponsor of the Company or each of their respective affiliates and related parties (collectively, the “Company Parties”) provides directly to Participating Dealer (or its representatives), without direct charge, for use in connection with Participating Dealer’s “Retirement Customers” (which include a plan, plan fiduciary, plan participant or beneficiary, individual retirement account (“IRA”) or IRA owner subject to Title I of The Employee Retirement Income Security Act of 1974 (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”)), Participating Dealer will act as a “fiduciary” under ERISA or the Code (as applicable), and will be responsible for exercising independent judgment in evaluating the retirement account transaction.

(c)

Certain of the Company Parties have financial interests associated with the purchase of DST Interests, including the fees, expense reimbursements and other payments they anticipate receiving in connection with the purchase of DST Interests, as described in the Memorandum.

(d)

To the extent that Participating Dealer provides investment advice to its Retirement Customers, Participating Dealer will do so in a fiduciary capacity under ERISA or the Code, or both, and Participating Dealer is responsible for exercising independent judgment with respect to any investment advice it provides to its Retirement Customers.

(e)	Participating Dealer is independent of Dealer Manager and Dealer Manager is not undertaking to provide impartial investment advice to Participating Dealer or its Retirement Customers.

XXIV. Electronic Signatures and Electronic Delivery of Documents.

(a) Electronic Signatures. If Participating Dealer has adopted or adopts a process by which persons may authorize certain account-related transactions and/or requests, in whole or in part, by “Electronic Signature” (as such term is defined by Electronic Signature Law (as defined below)), to the extent the Company allows the use of Electronic Signature, in whole or in part, Participating Dealer represents that: (i) each Electronic Signature will be genuine; (ii) each Electronic Signature will represent the signature of the person required to sign the Subscription Agreement or other form to which such Electronic Signature is affixed; (iii) the Company may accept each Electronic Signature without any responsibility to verify or authenticate that it is the signature of Participating Dealer’s client given with such client’s prior authorization and consent; (iv) the Company may act in accordance with the instructions authorized by Electronic Signature without any responsibility to verify that Participating Dealer’s client intended to give the Electronic Signature for the purpose of authorizing the instruction, transaction or request and that Participating Dealer’s client received all disclosures required by applicable Electronic Signature Law; and (v) without limitation of the foregoing, Participating Dealer will comply with all applicable terms of: (1) the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. 7001 et seq., (2) the Uniform Electronic Transactions Act, as promulgated by the Uniform Conference of Commissioners on Uniform State Law in July 1999 and as adopted by the relevant jurisdiction(s) where Participating Dealer is licensed, and (3) applicable rules, regulations and/or guidance relating to the use of electronic signatures issued by the SEC and FINRA and any other governmental authority (collectively, “Electronic Signature Law”).

(b) Electronic Delivery. If Participating Dealer intends to use electronic delivery to distribute the Memoranda or other documents related to the Company to any person, Participating Dealer will comply with all applicable rules, regulations and guidance relating to the electronic delivery of documents issued by the SEC, FINRA and any other laws or regulations related to the electronic delivery of Memoranda, including, without limitation, Electronic Signature Law.

[Signatures on following pages.]

If the foregoing is in accordance with Participating Dealer’s understanding and agreement, please sign and return the attached duplicate of this Agreement.

Very truly yours,

INVESCO DISTRIBUTORS, INC.

By:
Title:
Date:

We have read the foregoing Agreement and we hereby accept and agree to the terms and conditions therein set forth. We hereby represent that the list below of jurisdictions in which we are registered or licensed as a broker or dealer and are fully authorized to sell securities is true and correct, and we agree to advise you of any change in such list during the term of this Agreement.

1. Identity of Participating Dealer:

Company Name:

Type of entity:

Organized in the State of:

Licensed as broker-dealer in all States: Yes: ________ No: _________

If no, list all States licensed as broker-dealer:

Tax ID #:

2. Person to receive notices delivered pursuant to the Agreement.

Name:

Company:

Address:

City, State and Zip:

Telephone:

Fax:

Email:

AGREED TO AND ACCEPTED BY PARTICIPATING DEALER:

(Participating Dealer’s Firm Name)

By:	Signature
Name:
Title:
Date:

SCHEDULE I

TO

PARTICIPATING DEALER AGREEMENT WITH

INVESCO DISTRIBUTORS, INC.

Name of Participating Dealer: ____________________

The following Schedule reflects the selling commissions, dealer manager fees and investor servicing fees as agreed upon between Invesco Distributors, Inc. (the “Dealer Manager”) and Participating Dealer, effective as of the effective date of the Participating Dealer Agreement (the “Agreement”) between the Dealer Manager and Participating Dealer in connection with an Offering of DST Interests in a Trust wholly-owned by Invesco Real Estate Exchange LLC (the “Company”). Any capitalized terms used and not otherwise defined herein have the terms given to such terms in the Agreement.

Upfront Selling Commissions and Dealer Manager Fees

Except as may be provided in the Memorandum, which may be amended or supplemented from time to time, as compensation for completed sales (as defined below) by Participating Dealer of DST Interests in the Offering that Participating Dealer is authorized to sell and for services rendered by Participating Dealer hereunder, the Dealer Manager shall reallow to Participating Dealer an upfront Selling Commission in an amount set forth in the table below. For purposes of this Schedule I, a “completed sale” shall occur if and only if a transaction has closed with a subscriber for DST Interests pursuant to all applicable offering and subscription documents, payment for the DST Interests has been received by the Company in full in the manner provided in Section II of the Agreement, the Company has accepted the subscription agreement of such subscriber, and the Company has thereafter distributed the Selling Commission to the Dealer Manager in connection with such transaction.

Except as may be provided in the Memorandum, which may be amended or supplemented from time to time, as compensation for completed sales by Participating Dealer of DST Interests is authorized to sell and for services rendered by Participating Dealer hereunder, the Dealer Manager shall reallow to Participating Dealer a Dealer Manager Fee in an amount set forth in the table below.

In no event shall Participating Dealer withhold any portion of the purchase price for the DST Interests in an Offering, and the entirety of such purchase price shall be delivered to the Company or its agent as set forth in the Subscription Agreement.

Except as otherwise provided herein, all expenses incurred by Participating Dealer in the performance of Participating Dealer’s obligations hereunder, including, but not limited to, expenses related to the DST Interests and any attorneys’ fees, shall be at Participating Dealer’s sole cost and expense.

Investor Servicing Fee

The payment of the Investor Servicing Fee to Participating Dealer is subject to terms and conditions set forth herein and the Memorandum as may be amended or supplemented from time to time.

From and after the sale of the DST Interests hereunder, and until the Fee Limit (if any and as set forth in the Acceptance Letter attached hereto) has been reached in the event that the FMV Option is exercised, the Dealer Manager will pay to Participating Dealer during the term of the Participating Dealer Agreement all or a portion of the DST Investor Servicing Fee that will be paid quarterly and the OP Unit Investor Servicing Fee that will be paid monthly. The aggregate Investor Servicing Fee payable to Participating Dealer shall equal the sum of the DST Investor Servicing Fee and the OP Unit Investor Servicing and shall be in the amounts set forth in the table below. The class of OP Units received by an Investor in exchange for DST Interests in connection with the exercise of the FMV Option shall be as set forth in the table below and as provided in the applicable Subscription Agreement.

To the extent that a Fee Limit is provided in the table below, then in no event shall aggregate Selling Commissions, Dealer Manager Fees and Investor Servicing Fees (including OP Unit Investor Servicing Fees) paid by an Investor exceed such Fee Limit. On the date on which the Dealer Manager, in conjunction with INREIT’s transfer agent, determines that the Fee Limit, if any, has been reached with respect to the OP Units of a particular class held by an Investor, all OP Units of such class held by such Investor automatically shall convert into Class I OP Units, and no further OP Unit Investor Servicing Fee shall be payable with respect to such OP Units.

In no event shall the Investor Servicing Fee payable to Participating Dealer exceed the Investor Servicing Fee payable to the Dealer Manager pursuant to the DST Dealer Manager Agreement with respect to the DST Interests sold by Participating Dealer. The payment of the Investor Servicing Fee shall be subject to the following requirements:

(i)	the existence of an effective Participating Dealer Agreement or ongoing Servicing Agreement between the Dealer Manager and Participating Dealer; and

(ii)	the provision of the following services with respect to the DST Interests or OP Units, as applicable, by Participating Dealer:

1.

assistance with recordkeeping, including maintaining records for and on behalf of Participating Dealer’s customers reflecting transactions and balances of DST Interests or OP Units owned, as applicable;

2.	answering investor inquiries regarding the Trusts or the Operating Partnership, as applicable, including distribution payments and reinvestments; and

3.	helping investors understand their investments upon their request.

Participating Dealer hereby represents by its acceptance of each payment of the Investor Servicing Fee that it complies with each of the above requirements and is providing the above-described services.

Subject to the conditions described herein, the Dealer Manager will reallow to Participating Dealer the DST Investor Servicing Fee and the OP Unit Investor Servicing in the amounts described in the table below, respectively, on DST Interests sold by Participating Dealer and on OP Units received in exchange for DST Interests sold by Participating Dealer in connection with the exercise of the FMV Option. To the extent payable, the DST Investor Servicing Fee will be payable quarterly in arrears, and the OP Unit Investor Servicing Fee will be payable monthly in arrears, each as provided in the Memorandum. All determinations regarding the total amount and rate of reallowance of the Investor Servicing Fee, Participating Dealer’s compliance with the listed conditions, and/or the portion retained by the Dealer Manager will be made by the Dealer Manager in its sole discretion.

Notwithstanding the foregoing, subject to the terms of the Memorandum, at such time as Participating Dealer is no longer the broker-dealer of record with respect to the DST Interests or OP Units, as applicable, or Participating Dealer no longer satisfies any or all of the conditions set forth above, then Participating Dealer’s entitlement to the Investor Servicing Fees related to such DST Interests or OP Units shall cease, and Participating Dealer shall not receive the Investor Servicing Fee for that quarter or month, as applicable, or any portion thereof (i.e., DST Investor Servicing Fees are payable with respect to an entire quarter without any proration, and OP Unit Investor Servicing Fees are payable with respect to an entire month without any proration). Broker-dealer transfers will be made effective as of the start of the first business day of a month.

Thereafter, such Investor Servicing Fees may be reallowed to the then-current broker-dealer of record of the DST Interests or OP Units, as applicable, if any such broker-dealer of record has been designated (the “Servicing Dealer”), to the extent such Servicing Dealer has entered into a Participating Dealer Agreement or similar agreement with the Dealer Manager (“Servicing Agreement”) and such Participating Dealer Agreement or Servicing Agreement with the Servicing Dealer provides for such reallowance and the Servicing Dealer is in compliance with the terms of such agreement related to such reallowance. In this regard, all determinations will be made by the Dealer Manager in its sole discretion. The Dealer Manager may also reallow some or all of the Investor Servicing Fee to other broker-dealers who provide services with respect to the DST Interests giving rise to a portion of the Investor Servicing Fee (who shall be considered additional Servicing Dealers) pursuant to a Servicing Agreement with the Dealer Manager to the extent such Servicing Agreement provides for such reallowance and such additional Servicing Dealer is in compliance with the terms of such agreement related to such reallowance, in accordance with the terms of such Servicing Agreement.

General

Selling Commissions, Dealer Manager Fees and Investor Servicing Fees due to Participating Dealer pursuant to the Agreement will be paid to Participating Dealer within 30 days after receipt by the Dealer Manager. Participating Dealer, in its sole discretion, may authorize Dealer Manager to deposit Selling Commissions, Dealer Manager Fees, Investor Servicing Fees or other payments due to it pursuant to the Agreement directly to its bank account. If Participating Dealer so elects, Participating Dealer shall provide such deposit authorization and instructions in Schedule II to the Agreement.

The parties hereby agree that the foregoing Selling Commissions and reallowed Dealer Manager Fees and Investor Servicing Fees are not in excess of the usual and customary distributors’ or sellers’ commission received in the sale of securities similar to the DST Interests, that Participating Dealer’s interest in an Offering is limited to such Selling Commissions and reallowed Dealer Manager Fees and Investor Servicing Fees, as applicable, from the Dealer Manager and Participating Dealer’s indemnity referred to in Section 8 of the DST Dealer Manager Agreement, and that the Company, the Operating Partnership and the Trusts are not liable or responsible for the direct payment of such Selling Commissions and reallowed Dealer Manager Fees and Investor Servicing Fee to Participating Dealer.

Except as otherwise described under “Upfront Selling Commissions and Dealer Manager Fees” above, Participating Dealer waives any and all rights to receive compensation, including the Dealer Manager Fees and Investor Servicing Fee, until it is paid to and received by the Dealer Manager. Participating Dealer acknowledges and agrees that, if the Company or a Trust pays Selling Commissions, Dealer Manager Fees or Investor Servicing Fees, as applicable, to the Dealer Manager, the Company and the Trust are relieved of any obligation for Selling Commissions, Dealer Manager Fees or Investor Servicing Fees, as applicable, to Participating Dealer. The Company and each Trust may rely on and use the preceding acknowledgement as a defense against any claim by Participating Dealer for Selling Commissions, Dealer Manager Fees or Investor Servicing Fees, as applicable, the Company or the Trust pays to Dealer Manager but that Dealer Manager fails to remit to Participating Dealer. Participating Dealer affirms that the Dealer Manager’s liability for Selling Commissions, Dealer Manager Fees and Investor Servicing Fees is limited solely to the proceeds of Selling Commissions, Dealer Manager Fees and the Investor Servicing Fee, as applicable, receivable from the Company or the Trust and Participating Dealer hereby waives any and all rights to receive payment of Selling Commissions or any reallowance of Dealer Manager Fees or the Investor Servicing Fee, as applicable, due until such time as the Dealer Manager is in receipt of the Selling Commission, Dealer Manager Fee or Investor Servicing Fee, as applicable, from the Company or the Trust.

Notwithstanding the above, Participating Dealer affirms that, to the extent Participating Dealer retains Selling Commissions as described above under “Upfront Selling Commissions and Dealer Manager Fees,” neither the Company, any Trust nor the Dealer Manager shall have liability for Selling Commissions payable to Participating Dealer, and that Participating Dealer is solely responsible for retaining the Selling Commissions due to Participating Dealer from the subscription funds received by Participating Dealer from its customers for the purchase of DST Interests in accordance with the terms of the Agreement.

Election of OP Units to be received by investors following exercise of FMV Option, if any

CHECK THE BOX BELOW REGARDING THE CLASS OF OP UNITS THAT AN INVESTOR SHALL RECEIVE UPON THE EXERCISE OF THE FMV OPTION (IF ANY) IN EXCHANGE FOR DST INTERESTS SOLD BY PARTICIPATING DEALER

☐  Class T-1 OP Units ☐  Class S-1 OP Units ☐  Class D-1 OP Units ☐  Class I OP Units

DST INTERESTS (PRIOR TO EXERCISE OF FMV OPTION, IF ANY)
___________ (Initials)	Upfront Selling Commission of 5.0% of the price per DST Interest sold	By initialing here, Participating Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the DST Interests. Should Participating Dealer wish to customize its Upfront Selling Commission, it should instead complete and initial the relevant row below.

___________ (Initials)	Customized Selling Commission	By initialing here, Participating Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the DST Interests.
Insert Selling Commission: ___% of the price per DST Interest sold (not to exceed 5.0%)

___________ (Initials)	Upfront Dealer Manager Fee of up to 1.0% of the price per DST Interest sold	By initialing here, Participating Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the DST Interests.
Insert Dealer Manager Fee reallowed: ___% of the price per DST Interest sold (not to exceed 1.0%)

___________ (Initials)	DST Investor Servicing Fee of 0.25% per annum of the aggregate equity investment in the DST Interests by an investor	By initialing here, Participating Dealer agrees to the terms of eligibility for the DST Investor Servicing Fee set forth in this Schedule I. Should Participating Dealer choose to opt out of this provision, it will not be eligible to receive the DST Investor Servicing Fee. Participating Dealer represents by its acceptance of each payment of the DST Investor Servicing Fee that it complies with each of the requirements set forth herein.
Insert DST Investor Servicing Fee reallowed: ___% (not to exceed 0.25%)
OP UNITS (FOLLOWING EXERCISE OF THE FMV OPTION, IF ANY)
CLASS T-1 OP UNITS

___________ (Initials)	No Fee Limit on aggregate Selling Commissions, Dealer Manager fees, and Investor Servicing Fees in connection with Class T-1 OP Units	By initialing here, Participating Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the DST Interests and Class T-1 OP Units. Should Participating Dealer wish to include a total cap for aggregate Selling Commissions, Dealer Manager
Fees, and Investor Servicing Fees paid with respect to the DST Interests and Class T-1 OP Units held in any account, it should instead complete and the row immediately below

___________ (Initials)	Customized Fee Limit of up to 8.75% on aggregate Selling Commissions, Dealer Manager fees, and Investor Servicing Fees in connection with Class T-1 OP Units	By initialing here, Participating Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the DST Interests and the Class T-1 OP Units
Insert Fee Limit with respect to aggregate Selling Commissions, Dealer Manager fees, and Investor Servicing Fees in connection with Class T-1 OP Units: __% (not to exceed 8.75%)

___________ (Initials)	OP Unit Investor Servicing Fee of 0.85% per annum of the aggregate NAV of outstanding Class T-1 OP Units serviced by Participating Dealer, consisting of a representative investor servicing fee of 0.65% per annum, and a dealer investor servicing fee of 0.20% per annum	By initialing here, Participating Dealer agrees to the terms of eligibility for the Servicing Fee set forth in this Schedule I. Should Participating Dealer choose to opt out of this provision, it will not be eligible to receive the OP Unit Investor Servicing Fee with respect to the Class T-1 OP Units. Participating Dealer represents by its acceptance of each payment of the Servicing Fee that it complies with each of the requirements set forth herein. Should Participating Dealer wish to customize the amount and split of the OP Unit Investor Servicing Fee with respect to Class T-1 OP Units, please proceed to the row immediately below.

___________ (Initials)

Customized OP Unit Investor Servicing Fee with respect to Class T-1 OP Units, consisting of a representative investor servicing fee and a dealer investor servicing fee which, when such fees are taken together, will not exceed 0.85% per annum of the aggregate NAV of outstanding Class T-1 OP Units serviced by Participating Dealer

Insert representative investor servicing fee and dealer investor servicing fee with respect to the Class T-1 OP Units (not to exceed 0.85% in the aggregate).

Representative investor servicing fee: ____% Dealer investor servicing fee:    ____%

By initialing here, Participating Dealer agrees to the terms of eligibility for the OP Unit Investor Servicing Fee with respect to the Class T-1 OP Units set forth in this Schedule I. Should Participating Dealer choose to opt out of this provision, it will not be eligible to receive the OP Unit Investor Servicing Fee with respect to the Class T-1 OP Units set forth in this Schedule I. Participating Dealer represents by its acceptance of each payment of the OP Unit Investor Servicing Fee that it complies with each of the requirements set forth herein.

CLASS S-1 OP UNITS
___________ (Initials)	No Fee Limit with respect to aggregate Selling Commissions, Dealer Manager fees, and Investor Servicing Fees in connection with Class S-1 OP Units.	By initialing here, Participating Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the DST Interests and Class S-1 OP Units. Should Participating Dealer wish to include a total cap for aggregate Selling Commissions, Dealer Manager
Fees, and Investor Servicing Fees paid with respect to the DST Interests and Class S-1 OP Units held in any account, it should instead complete and initial the relevant row below.

___________ (Initials)	Customized Fee Limit of up to 8.75% on aggregate Selling Commissions, Dealer Manager fees, and Investor Servicing Fees in connection with Class S-1 OP Units	By initialing here, Participating Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the DST Interests and the Class S-1 OP Units

Insert Fee Limit with respect to aggregate Selling Commissions, Dealer Manager fees, and Investor Servicing Fees in connection with Class S-1 OP Units: __% (not to exceed 8.75%)

___________ (Initials)	OP Unit Investor Servicing Fee of 0.85% per annum of the aggregate NAV of outstanding Class S-1 OP Units serviced by Participating Dealer	By initialing here, Participating Dealer agrees to the terms of eligibility for the Servicing Fee set forth in this Schedule I. Should Participating Dealer choose to opt out of this provision, it will not be eligible to receive the OP Unit Investor Servicing Fee with respect to the Class S-1 OP Units. Participating Dealer represents by its acceptance of each payment of the Servicing Fee that it complies with each of the requirements set forth herein. Should Participating Dealer wish to customize the amount of the OP Unit Investor Servicing Fee with respect to Class S-1 OP Units, please proceed to the row immediately below.
Insert OP Unit Investor Servicing Fee reallowed: ___% (not to exceed 0.85%)

CLASS D-1 OP UNITS
___________ (Initials)	No Fee Limit with respect to aggregate Selling Commissions, Dealer Manager fees, and Investor Servicing Fees in connection with Class D-1 OP Units.	By initialing here, Participating Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the DST Interests and Class D-1 OP Units. Should Participating Dealer wish to include a total cap for aggregate Selling Commissions, Dealer Manager
Fees, and Investor Servicing Fees paid with respect to the DST Interests and Class D-1 OP Units held in any account, it should instead complete and initial the relevant row below.

___________ (Initials)	Customized Fee Limit of up to 8.75% on aggregate Selling Commissions, Dealer Manager fees, and Investor Servicing Fees in connection with Class D-1 OP Units	By initialing here, Participating Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the DST Interests and the Class D-1 OP Units

Insert Fee Limit with respect to aggregate Selling Commissions, Dealer Manager fees, and Investor Servicing Fees in connection with Class D-1 OP Units: __% (not to exceed 8.75%)

___________ (Initials)	OP Unit Investor Servicing Fee of 0.25% per annum of the aggregate NAV of outstanding Class D-1 OP Units serviced by Participating Dealer	By initialing here, Participating Dealer agrees to the terms of eligibility for the Servicing Fee set forth in this Schedule I. Should Participating Dealer choose to opt out of this provision, it will not be eligible to receive the OP Unit Investor Servicing Fee with respect to the Class D-1 OP Units. Participating Dealer represents by its acceptance of each payment of the Servicing Fee that it complies with each of the above requirements. Should Participating Dealer wish to customize the amount of the OP Unit Investor Servicing Fee with respect to Class D-1 OP Units, please proceed to the row immediately below.
Insert OP Unit Investor Servicing Fee reallowed: ___% (not to exceed 0.25%)

SCHEDULE II

TO

PARTICIPATING DEALER AGREEMENT WITH

INVESCO DISTRIBUTORS, INC.

NAME OF PARTICIPATING DEALER:

SCHEDULE TO AGREEMENT DATED:

Participating Dealer hereby authorizes the Dealer Manager or its agent to deposit Selling Commissions, Dealer Manager Fees, Investor Servicing Fees and other payments due to it pursuant to the Participating Dealer Agreement to its bank account specified below. This authority will remain in force until Participating Dealer notifies the Dealer Manager in writing to cancel it. In the event that the Dealer Manager deposits funds erroneously into Participating Dealer’s account, the Dealer Manager is authorized to debit the account with no prior notice to Participating Dealer for an amount not to exceed the amount of the erroneous deposit.

Bank Name:

Bank Address:

Bank Routing Number:

Account Number:

“PARTICIPATING DEALER”

(Print Name of Participating Dealer)

By:
Title:
Date:

SCHEDULE III

TO

PARTICIPATING DEALER AGREEMENT

Participating Dealer represents and warrants that it is currently licensed as a broker-dealer in the following jurisdictions:

•	Alabama	•	Montana
•	Alaska	•	Nebraska
•	Arizona	•	Nevada
•	Arkansas	•	New Hampshire
•	California	•	New Jersey
•	Colorado	•	New Mexico
•	Connecticut	•	New York
•	Delaware	•	North Carolina
•	District of Columbia	•	North Dakota
•	Florida	•	Ohio
•	Georgia	•	Oklahoma
•	Guam	•	Oregon
•	Hawaii	•	Pennsylvania
•	Idaho	•	Puerto Rico
•	Illinois	•	Rhode Island
•	Indiana	•	South Carolina
•	Iowa	•	South Dakota
•	Kansas	•	Tennessee
•	Kentucky	•	Texas
•	Louisiana	•	Utah
•	Maine	•	Vermont
•	Maryland	•	Virgin Islands
•	Massachusetts	•	Virginia
•	Michigan	•	Washington
•	Minnesota	•	West Virginia
•	Mississippi	•	Wisconsin
•	Missouri	•	Wyoming

EXHIBIT A

TO

PARTICIPATING DEALER AGREEMENT

ACCEPTANCE LETTER

[DATE]

Invesco Distributors, Inc.

11 Greenway Plaza

Suite 1000

Houston, Texas 77046-1173

Re: Offering of units of beneficial interest with respect to the [property/properties] commonly referred to as [_] and located at [_] (the “[Property/Properties]”)

The undersigned, being Participating Dealer pursuant to the terms of that certain Participating Dealer Agreement, dated as of [_], 20[_] (the “Agreement”), makes the following representations with respect to the Agreement. Capitalized terms used herein and not otherwise defined have the meanings given to such terms in the Agreement.

The undersigned acknowledges and agrees that it has received a copy of the Offering Materials with respect to the [Property/Properties]. The undersigned further acknowledges and agrees that (i) it has had sufficient opportunity to review the Offering Materials, (ii) it has been given sufficient opportunity to ask questions of, and receive answers from, the Dealer Manager with respect to the Offering Materials, the DST Interests and the [Property/Properties], (iii) the undersigned agrees to act as a Participating Dealer with respect to DST Interests in the [Property/Properties] in accordance with the terms of the Agreement and the DST Dealer Manager Agreement, and (iv) the Dealer Manager is hereby authorized to proceed to distribute to the undersigned’s representatives, agents and clients copies of the Offering Materials for such parties’ use in offering the DST Interests in the [Property/Properties].

Fee Limit

☐ Aggregate Selling Commissions, Dealer Manager Fees and Investor Servicing Fees (including OP Unit Investor Servicing Fees) paid by an Investor shall not exceed _____% of the aggregate cash price paid by such Investor for its DST Interests (the “Fee Limit”).

☐ There shall be no Fee Limit.

[Name of Participating Dealer]

By:

Name:

Title:

11

EXHIBIT C

INVESCO DISTRIBUTORS, INC.

FORM OF DST PARTICIPATING ADVISER AGREEMENT

INVESCO EXCHANGE LLC

[     ]

Ladies and Gentlemen:

Subject to the terms described in this DST Participating Adviser Agreement (this “Agreement”), Invesco Distributors, Inc., a Delaware corporation, as the dealer manager (the “Dealer Manager”) for Invesco Exchange LLC, a Delaware limited liability company (the “Company”), invites you (“Participating Adviser”) to participate in the offer and sale of Class 1 beneficial interests (“DST Interests”) in one or more Delaware statutory trusts (each, a “Trust” and collectively, the “Trusts”).

I. DST Dealer Manager Agreement.

The Dealer Manager has entered into a DST Dealer Manager Agreement with the Company, dated January 25, 2023 (as amended or restated, the “DST Dealer Manager Agreement”). Any capitalized terms not otherwise defined herein shall have the meanings given to such terms in the DST Dealer Manager Agreement.

As described in the DST Dealer Manager Agreement, the Company is offering (each, an “Offering” and collectively, the “Offerings”) in one or more private placements exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Regulation D promulgated under the Securities Act (“Regulation D”), up to $3,000,000,000 (such amount as may be increased by INREIT (defined below)) of DST Interests in one or more Delaware statutory trusts (each, a “Trust” and collectively, the “Trusts”) pursuant to the terms and conditions set forth in a Private Placement Memorandum for each Offering (as may be amended or supplemented from time to time and with all appendixes thereto, the “Memorandum”). In this Agreement, the term “Memorandum” shall refer to the single Memorandum used in connection with each Offering and the term “Memoranda” shall refer to all Memoranda used in connection with all of the collective Offerings contemplated by this Agreement.

The Company is an indirect wholly-owned subsidiary of Invesco REIT Operating Partnership LP, a Delaware limited partnership (the “Operating Partnership”), and the Operating Partnership is the entity through which Invesco Real Estate Income Trust Inc., a Maryland corporation (“INREIT”), conducts substantially all of its business and owns substantially all of its assets. A DST Interest is a beneficial ownership interest in a Trust that will either (i) beneficially own a series of Trusts, each of which will hold one commercial property (each, a “Property” and collectively, the “Properties”); or (ii) own a Property directly. Information regarding each Property in which DST Interests will be offered will be included in the Memorandum or in a property-specific supplement to the Memorandum.

DST Interests will be offered and sold in an Offering during a period commencing on the date of the Memorandum and continuing until the earliest to occur of: (1) the date upon which the maximum offering amount of DST Interests in a given Trust, as set forth in the Memorandum, are sold; and (2) twelve months from the commencement of the Offering, subject, however, to two six-month extension options exercisable at the sole discretion of the Company.

In connection with performing the Dealer Manager’s obligations under the DST Dealer Manager Agreement , the Dealer Manager is authorized to enter into (i) participating dealer agreements materially in the form attached as Exhibit B to the DST Dealer Manager Agreement or in such other form as shall be pre-approved in writing by the Company with other broker-dealers who are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”) to solicit subscriptions for DST Interests in an Offering, (ii) participating adviser agreements materially in the form attached as Exhibit C to the DST Dealer Manager Agreement or in such other form as shall be pre-approved in writing by the Company with registered investment advisers, and (iii) participating bank agreements in the form pre-approved in writing by the Company with other properly licensed financial intermediaries. Upon effectiveness of this Agreement, Participating Adviser will become one of the “Participating Advisers” referred to in the DST Dealer Manager Agreement (a copy of which will be available to Participating Adviser upon request) and will be entitled to and subject to the terms and conditions of the DST Dealer Manager Agreement, including without limitation the provisions of the DST Dealer Manager Agreement wherein the Participating Advisers severally agree to indemnify and hold harmless the Company, the Operating Partnership, the Trusts, the Dealer Manager and each officer and director thereof, and each person, if any, who controls the Company, the Operating Partnership, any Trust or the Dealer Manager within the meaning of the Securities Act.

II. Sale of DST Interests.

By Participating Adviser’s acceptance of this Agreement, Participating Adviser hereby makes the DST Interests available for purchase by the clients of Participating Adviser on a non-exclusive basis.

Nothing in this Agreement shall be deemed or construed to make Participating Adviser an employee, agent, representative or partner of the Dealer Manager or the Company, and Participating Adviser is not authorized to act for the Dealer Manager or the Company or to make any representations on their behalf except as set forth in the Memoranda or any sales literature which has been approved in advance in writing by the Dealer Manager and the Company to supplement the Memorandum in an Offering (collectively, the “Offering Materials”) Participating Adviser acknowledges and agrees that the Company and the Dealer Manager may engage broker-dealers who are registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and members of FINRA or other investment advisers registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), or comparable state securities laws, to offer and sell the DST Interests, as applicable, without the consent of Participating Adviser.

Participating Adviser acknowledges that each of the Company, each Trust, the Dealer Manager, and their respective officers, directors, employees, and affiliates, are not undertaking to provide impartial investment advice or to give advice in a fiduciary capacity in connection with the Offering and that each of the Company, each Trust, the Dealer Manager, and their respective officers, directors, employees, and affiliates, have financial interests associated with the purchase of the DST Interests, as described in the Memorandum, including fees, expense reimbursements, and other payments they anticipate receiving in connection with the Offerings. Participating Adviser acknowledges and agrees that Participating Adviser’s clients that purchase the DST Interests are relying on recommendations and investment advice provided by Participating Adviser through its representatives and not on any recommendation by the Company, a Trust or the Dealer Manager.

III. Submission of Subscription Agreements.

The Dealer Manager agrees to provide to Participating Adviser the Offering Materials with respect to which DST Interests may be offered by Participating Adviser. Following its receipt and review of the Offering Materials with respect to an Offering, Participating Adviser may elect to participate in the offering of the DST Interests in Offering by executing the Acceptance Letter in the form attached hereto as Exhibit A (the “Acceptance Letter”). Each person desiring to purchase DST Interests in the Offering will be required to complete and execute a Subscription Agreement and to deliver to Participating Adviser such completed and executed Subscription Agreement together with a check or wire transfer (hereinafter referred to as an “instrument of payment”) in the amount of such person’s purchase, which must be at least the minimum purchase amount set forth in the Memorandum. Those persons who purchase DST Interests will be instructed by Participating Adviser to make their instruments of payment payable to or for the benefit of the applicable Trust.

If Participating Adviser receives a Subscription Agreement or instrument of payment not conforming to the foregoing instructions and any instructions set forth in the Memorandum, Participating Adviser shall return such Subscription Agreement and instrument of payment directly to such purchaser not later than the end of the second business day following receipt by Participating Adviser. Subscription Agreements and instruments of payment received by Participating Adviser which conform to the foregoing instructions shall be transmitted for deposit pursuant to one of the methods described in this Section III. Transmittal of received investor funds will be made in accordance with the following procedures, as applicable:

(a) where, pursuant to Participating Adviser’s internal supervisory procedures, internal supervisory review is conducted at the same location at which Subscription Agreements and instruments of payment are received from purchasers, then Participating Adviser will transmit the Subscription Agreements in good order and instruments of payment to the Company or to such other account or agent as set forth in the Subscription Agreement or as otherwise directed by the Company by the end of the next business day following receipt thereof by Participating Adviser; and

(b) where, pursuant to Participating Adviser’s internal supervisory procedures, final internal supervisory review is conducted at a different location (the “Final Review Office”), then Subscription Agreements in good order and instruments of payment will be transmitted by Participating Adviser to the Final Review Office by the end of the next business day following receipt by Participating Adviser. The Final Review Office will in turn, by the end of the next business day following receipt by the Final Review Office, transmit such Subscription Agreements and instruments of payment to the Company or to such other account or agent as set forth in the Subscription Agreement or as otherwise directed by the Company.

In the event that Participating Adviser’s representatives are registered representatives of a broker-dealer registered under the Exchange Act and a member of FINRA, such broker-dealer shall act as the broker-dealer responsible for effecting the transaction in the DST Interests (the “Broker of Record/Custodian”) and Participating Adviser shall cooperate with Dealer Manager to obtain any required Participating Dealer Agreement or other such agreement as may be required to memorialize such broker-dealer’s agreement to act as Broker of Record/Custodian. Further, in the event that Participating Adviser’s custodian is unable to act as Broker of Record/Custodian and/or Participating Adviser’s representatives are not registered with a broker-dealer, Participating Adviser agrees that it shall (and it shall cause its representatives to) only effect transactions in the DST Interests through such broker-dealers which have agreed to act as Broker of Record/Custodian for the DST Interests.

IV. Pricing.

The purchase price for subscriptions of DST Interests will be as described in each Memorandum.

Except as otherwise indicated in the Memoranda or in any letter or memorandum sent to Participating Dealer by the Company or the Dealer Manager, (a) a minimum initial purchase of $250,000 in DST Interests is required in an Offering, and (b) additional investments by the same investor in such DST Interests in the same Offering may be made in cash in minimal increments of at least $50,000.

V. Participating Adviser’s Compensation

Neither the Company, any Trust nor the Dealer Manager will pay any fees, commissions, or other transaction-based compensation to Participating Adviser in connection with the sale of any DST Interests.

All expenses incurred by Participating Adviser in the performance of Participating Adviser’s obligations hereunder, including, but not limited to, expenses related to the Offering and any attorneys’ fees, will be at Participating Adviser’s sole cost and expense, and the foregoing will apply notwithstanding the fact that an Offering is not consummated for any reason.

VI. Representations, Warranties and Covenants of Participating Adviser

(a) It is duly organized and existing and in good standing under the laws of the state, commonwealth or other jurisdiction in which Participating Adviser is organized.

(b) It is empowered under applicable laws and by Participating Adviser’s organizational documents to enter into this Agreement and perform all activities and services of Participating Adviser provided for herein and there are no impediments, prior or existing, or regulatory, self-regulatory, administrative, civil or criminal matters affecting Participating Adviser’s ability to perform under this Agreement.

(c) The execution, delivery and performance of this Agreement; the incurrence of the obligations set forth herein; and the consummation of the transactions contemplated herein, including the issuance and sale of the DST Interests, will not constitute a breach of, or default under, any agreement or instrument by which Participating Adviser is bound, or to which any of its assets are subject, or any rule, regulation or order of any court or other governmental agency or body with jurisdiction over it.

(d) All requisite actions have been taken to authorize Participating Adviser to enter into and perform this Agreement.

(e) It shall notify the Dealer Manager, promptly in writing, of any written claim or complaint or any enforcement action or other proceeding with respect to DST Interests offered hereunder against Participating Adviser or its principals, affiliates, officers, directors, employees or agents, or any person who controls Participating Adviser, within the meaning of Section 15 of the Securities Act.

(f) None of (i) Participating Adviser, (ii) any of Participating Adviser’s directors, executive officers, other officers participating in an Offering, general partners or managing members, (iii) any of the directors, executive officers or other officers participating in an Offering of any such general partner or managing member of Participating Adviser, or (iv) any other officers or employees of Participating Adviser or any such general partner or managing member of Participating Adviser that have been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the Offering (each, a “Participating Adviser Covered Person” and, collectively, the “Participating Adviser Covered Persons”), is subject to a Disqualifying Event, except for a Disqualifying Event (a) contemplated by Rule 506(d)(2) of the Securities Act and (b) a description of which has been furnished in writing to the Company prior to the date hereof or, in the case of a Disqualifying Event occurring after the date hereof, prior to the date of any further offering of DST Interests. Participating Adviser has exercised and will continue to exercise reasonable care to determine the identity of each person that is a Participating Adviser Covered Person and whether any Participating Adviser Covered Person is subject to a Disqualifying Event. Participating Adviser will promptly notify the Company in writing of (x) any Disqualifying Event relating to any Participating Adviser Covered Person not previously disclosed to the Company in accordance with Section 2(f) and (y) of the DST Dealer Manager Agreement any event that would, with the passage of time, become a Disqualifying Event relating to any Participating Adviser Covered Person.

VII. Right to Reject Orders or Cancel Sales.

All subscriptions, whether initial or additional, are subject to acceptance by and shall only become effective upon confirmation, directly or indirectly, by the Company or its agent, and the Company (or its agent) reserves the right to reject any subscription for any or no reason, including, without limitation, subscription not accompanied by an executed Subscription Agreement in good order or the required instrument of payment in full payment for the DST Interests. If any check is not paid upon presentment, or if the Company or its agent is not in actual receipt of clearinghouse funds or cash, certified or cashier’s check or the equivalent in payment for the DST Interests, the Company reserves the right to cancel the sale without notice. Issuance and delivery of the DST Interests will be made only after actual receipt of payment therefor. If Company or its agent rejects any order, that subscriber’s Subscription Agreement and instrument of payment will be returned to such subscriber.

VIII. Memoranda; Offers and Sales.

Participating Adviser shall (i) conduct all offering and solicitation efforts in a transaction or series of transactions intended to be exempt from the registration requirements under the Securities Act pursuant to Rule 506(b) or Rule 506(c) of Regulation D, as set forth in the applicable Memorandum, and applicable state securities laws and regulations, (ii) not offer or sell DST Interest by any means otherwise inconsistent with this Agreement or the Memoranda, and (iii) not engage in any general advertising or general solicitation activities in connection with the sale of DST Interests, other than with the prior written consent of the Company or the Dealer Manager and provided that any materials used in connection with such general advertising or general solicitation activities shall otherwise comply with the requirements of this Agreement and the DST Dealer Manager Agreement.

Participating Adviser is not authorized or permitted to give, and will not give, any information or make any representation (written or oral) concerning the DST Interests except as set forth in the Memoranda or as otherwise specifically authorized by the Company. The Dealer Manager will make available to Participating Adviser the Memorandum for delivery to investors.

Participating Adviser agrees that it shall have delivered (a) to each investor to whom an offer to sell the DST Interests is made, as of the time of such offer, a copy of the Memorandum and all supplements, amendments and exhibits thereto that have then been made available to Participating Adviser by the Dealer Manager and (b) to each investor that subscribes for DST Interests, as of the time the Company accepts such investor’s order to purchase the DST Interests within the timeframes described in the Memorandum, a copy of the Memorandum and all supplements thereto that have then been made available to Participating Adviser by the Dealer Manager. Participating Adviser agrees that it will not send or give any supplement to the Memorandum to an investor unless it has previously sent or given a Memorandum and all previous supplements, amendments and exhibits thereto.

Participating Adviser agrees that it will not show or give to any investor or reproduce any material or writing that is supplied to it by the Dealer Manager and marked “broker-dealer use only” or otherwise bearing a legend denoting that it is not to be used in connection with the offer or sale of DST Interests to potential investors. Participating Adviser agrees that it will not (i) show or give to any investor or prospective investor in a particular jurisdiction any material or writing that is supplied to it by the Dealer Manager if such material bears a legend denoting that it is not to be used in connection with the sale of DST Interests to members of the public in such jurisdiction, (ii) use in connection with the offer or sale of DST Interests any material or writing which relates to another company supplied to it by the Company or the Dealer Manager bearing a legend which states that such material may not be used in connection with the offer or sale of any securities other than the company to which it relates, or (iii) use in connection with the offer or sale of DST Interests any materials or writings which have not been previously approved by the Dealer Manager or the Company in writing.

IX. Compliance with Applicable Laws.

Participating Adviser’s acceptance of this Agreement constitutes a representation and warranty to the Company, the Operating Partnership, each Trust and the Dealer Manager that (a) Participating Adviser is currently, and at all times while performing its obligations under this Agreement will be, a duly and properly registered investment adviser in good standing under the Advisers Act and as applicable under the securities laws of the states and the jurisdictions where it is required to be registered to conduct its activities under this Agreement and that its independent contractors and registered representatives have the appropriate licenses(s) to offer and sell the DST Interests in all such states and jurisdictions, and (b) if Participating Adviser is not a registered broker-dealer and member of FINRA, it is not required to be a member of FINRA or register as a broker or dealer under federal or state law.

This Agreement shall automatically terminate with no further action by any party hereto if (i) Participating Adviser’s registration as an investment advisor is suspended or terminated by any federal or state regulatory body or Participating Adviser otherwise ceases to be a registered investment adviser in good standing under the Advisers Act or under the securities laws of any state in which Participating Adviser is required to be registered or licensed or (ii) if Participating Adviser is a registered broker-dealer and member of FINRA or is affiliated with a registered broker-dealer and member of FINRA, if it or its affiliate becomes subject to a FINRA suspension or it or its affiliate’s registration as a broker-dealer under the Exchange Act is terminated or suspended. Participating Adviser agrees to notify the Dealer Manager immediately if any of the events in clauses (i) or (ii) of the foregoing sentence occur.

Participating Adviser’s acceptance of this Agreement constitutes a representation and warranty to the Company, each Trust and the Dealer Manager that Participating Adviser’s performance of its obligations under this Agreement shall comply at all times during the term of this Agreement with all applicable terms and requirements of (i) the DST Dealer Manager Agreement (a copy of which is available to Participating Adviser upon request), which such terms are incorporated herein by reference, (ii) this Agreement and the Memoranda, (iii) the Securities Act and the rules and regulations of the SEC promulgated under the Securities Act, (iv) the Exchange Act and the rules and regulations of the SEC promulgated under the Exchange Act, (v) the Advisers Act and the rules and regulations of the SEC promulgated under the Advisers Act, (vi) applicable state securities or “blue sky” laws, (vii) Regulation Best Interest, and (viii) all other federal laws, rules and regulations applicable to the Offering and the offer and sale of the DST Interests, or the activities of Participating Adviser pursuant to this Agreement. Participating Adviser agrees to comply and shall comply with any applicable requirements with respect to its participation in any resales or transfers of the DST Interests.

Participating Adviser currently has in place and effect and shall maintain in place and full force and effect during the term of this Agreement insurance coverage in amounts and upon terms as are customary and appropriate for a party engaged in Participating Adviser’s business and performing its obligations under this Agreement, including any and all minimum or mandated insurance coverage required by applicable law.

X. Limitation of Offer; Suitability; Accredited Investor Verification.

In recommending a purchase of the DST Interests, Participating Adviser or any person associated with Participating Adviser shall have reasonable grounds to believe, on the basis of the information obtained from the potential investor concerning his or her investment objectives, other investments, financial situation and needs, and any other information known by Participating Adviser or an associated person, that the prospective investor is an Accredited Investor (as defined in Regulation D) and otherwise meets the financial suitability and other purchaser requirements set forth in the Memoranda. For any Offering exempt from registration requirements under the Securities Act pursuant to Rule 506(c) of Regulation D, Participating Adviser shall take reasonable steps to verify that a prospective investor is an Accredited Investor in accordance with Ruel 506(c) of Regulation D, which reasonable steps may include, but are not limited to, the methods identified in Rule 506(c) of Regulation D. During the course of an Offering, Participating Adviser shall comply with the provisions of all applicable rules and regulations relating to suitability of investors, including without limitation, the provisions of Regulation D. The Participating Dealer shall make, or cause to be made, inquiries as required by this Agreement, the Memoranda or applicable law of all prospective investors to ascertain whether a purchase of a DST Interest is suitable for the prospective investor.

Participating Adviser will only make recommendations to purchase DST Interests to persons in the jurisdictions in which it is advised in writing by the Dealer Manager that the DST Interests are qualified for sale or that such qualification is not required and in which Participating Adviser has all required licenses and registrations to recommend purchases of DST Interests in such jurisdiction, and Participating Adviser will not offer, sell or distribute DST Interests, or otherwise make any such DST Interests available, in any jurisdiction outside of the United States or U.S. territories unless Participating Adviser receives prior written consent from the Dealer Manager.

Participating Adviser agrees to ensure that, in recommending or otherwise facilitating the purchase, sale or exchange of DST Interests to an investor, that (a) the investor has an apparent understanding of the fundamental risks of an investment in DST Interests and the tax consequences of an investment in the DST Interests and (b) the investor has been informed by Participating Adviser of all pertinent facts relating to the illiquidity and lack of transferability or marketability of the DST Interests during the term of the investment. Participating Adviser shall make reasonable inquiry to determine if the prospective investor is acquiring the DST Interests for his own account or on behalf of other persons, and that the prospective investor understands the limitations on the prospective investor’s disposition of the DST Interests as set forth in the Memoranda.

In recommending purchases of the DST Interests, Participating Adviser shall rely only on the statements contained in the Offering Materials, and not on any other statements whatsoever, either written or oral, with respect to the details of the offering of DST Interests. The DST Interests shall only be offered by Participating Adviser to investors who have engaged Participating Adviser as an investment adviser and who have agreed to pay Participating Adviser a fee for investment advisory services, consistent with the restrictions imposed by the Advisers Act.

Nothing contained in this Agreement shall be construed to impose upon the Company, the Operating Partnership, any Trust or the Dealer Manager the responsibility of assuring that prospective investors meet the suitability standards or Accredited Investor status in accordance with the terms and provisions of the Memoranda. Participating Adviser shall not purchase any DST Interests for a discretionary account without obtaining the prior written approval of Participating Adviser’s customer and such customer’s completed and executed Subscription Agreement. Participating Adviser agrees to comply with the record-keeping requirements imposed by federal and state securities laws and the rules and regulations thereunder.

XI. Disclosure Review; Confidentiality of Information.

Participating Adviser agrees that it shall have reasonable grounds to believe based on the information made available to it through the Memoranda or other information reasonably requested by Participating Adviser and made available to Participating Adviser by the Dealer Manager or the Company that all material facts are adequately and accurately disclosed in the Memoranda and that the Memoranda provides a reasonable basis for evaluating an investment in the DST Interests. In making this determination, Participating Adviser shall evaluate, at a minimum, items of compensation, physical properties, tax aspects, financial stability and experience of Company, conflicts of interest and risk factors, and appraisals and other pertinent reports.

If Participating Adviser relies upon the results of any inquiry conducted by a member or members of FINRA, Participating Adviser shall have reasonable grounds to believe that such inquiry was conducted with due care, that the member or members conducting or directing the inquiry consented to the disclosure of the results of the inquiry and that the person who participated in or conducted the inquiry is not the Dealer Manager or a sponsor or an affiliate of the Company.

It is anticipated that (a) Participating Adviser and Participating Adviser’s officers, directors, managers, employees, owners, members, partners, diligence personnel or other agents of Participating Adviser that are conducting a due diligence inquiry on behalf of Participating Adviser and (b) persons or committees, as the case may be, responsible for determining whether Participating Adviser will participate in the Offering ((a) and (b) are collectively, the “Diligence Representatives”) either have previously or will in the future have access to certain Confidential Information (defined below) pertaining to the Company, the Operating Partnership, the Trusts, the Dealer Manager, the Adviser, or their respective affiliates. For purposes hereof, “Confidential Information” shall mean and include: (i) trade secrets concerning the business and affairs of the Company, the Operating Partnership, the Trusts, the Dealer Manager, the Adviser, or their respective affiliates; (ii) confidential data, know-how, current and planned research and development, current and planned methods and processes, marketing lists or strategies, slide presentations, business plans, however documented, belonging to the Company, the Operating Partnership, the Trusts, the Dealer Manager, the Adviser, or their respective affiliates; (iii) information concerning the business and affairs of the Company, the Operating Partnership, the Trusts, the Dealer Manager, the Adviser, or their respective affiliates (including, without limitation, historical financial statements, financial projections and budgets, investment-related information, models, budgets, plans, and market studies, however documented); (iv) any information marked or designated “Confidential—For Due Diligence Purposes Only”; and (v) any notes, analysis, compilations, studies, summaries and other material containing or based, in whole or in part, on any information included in the foregoing. Participating Adviser agrees to keep, and to cause its Diligence Representatives to keep, all such Confidential Information strictly confidential and to not use, distribute or copy the same except in connection with Participating Adviser’s due diligence inquiry. Participating Adviser agrees to not disclose, and to cause its Diligence Representatives not to disclose, such Confidential Information to the public, or to Participating Adviser’s sales staff, financial advisors, or any person involved in selling efforts related to the Offering or to any other third party and agrees not to use the Confidential Information in any manner in the offer and sale of the DST Interests.

Participating Adviser further agrees to use all reasonable precautions necessary to preserve the confidentiality of such Confidential Information, including, but not limited to (a) limiting access to such information to persons who have a need to know such information only for the purpose of Participating Adviser’s due diligence inquiry and (b) informing each recipient of such Confidential Information of Participating Adviser’s confidentiality obligation. Participating Adviser acknowledges that Participating Adviser or its Diligence Representatives may previously have received Confidential Information in connection with preliminary due diligence on the Company and agrees that the foregoing restrictions shall apply to any such previously received Confidential Information. Participating Adviser acknowledges that Participating Adviser or its Diligence Representatives may in the future receive Confidential Information either in individual or collective meetings or telephone calls with the Company and agrees that the foregoing restrictions shall apply to any Confidential Information received in the future through any source or medium. Participating Adviser acknowledges the restrictions and limitations of Regulation F-D promulgated by the SEC and agrees that the foregoing restrictions are necessary and appropriate in order for the Company to comply therewith. Notwithstanding the foregoing, Confidential Information may be disclosed (i) if approved in writing for disclosure by the Company or the Dealer Manager, (ii) pursuant to a subpoena or as required by law, or (iii) as required by regulation, rule, order or request of any governing or self-regulatory organization (including without limitation the SEC, FINRA or any state securities administrator), provided that Participating Adviser shall notify the Dealer Manager in advance if practicable under the circumstances of any attempt to obtain Confidential Information pursuant to the foregoing clauses (ii) and (iii).

XII. Compliance with Anti-Money Laundering Compliance Programs.

Participating Adviser’s acceptance of this Agreement constitutes a representation to the Company and the Dealer Manager that Participating Adviser has established and implemented an anti-money laundering compliance program and customer identification program in accordance with applicable FINRA rules, including NASD Conduct Rules, the applicable rules and regulations of the SEC and the Bank Secrecy Act of 1970, as amended, 31 U.S.C. §§ 5311-5355 and related regulations (31 C.F.R. Chapter X) (collectively, the “AML Rules”), specifically including, but not limited to, 31 U.S.C. § 5318(h) (“AML Program”) requiring financial institutions, including securities broker-dealers, to establish anti-money laundering programs, 31 U.S.C. § 5318(g) (“Reporting of suspicious transactions”) requiring financial institutions, including securities broker-dealers, to report suspicious transactions relevant to a possible violation of law or regulation, and 31 U.S.C. § 5318(l) (“Identification and verification of accountholders”) and 31 C.F.R. § 1023.220 (“Customer identification programs for broker-dealers”) requiring financial institutions, including securities broker-dealers, to establish, document and maintain written “Customer Identification Programs.” In addition, Participating Adviser represents that it has established and implemented a program for compliance with all regulations and programs administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC Program”), and shall continue to maintain its AML and OFAC Programs consistent with AML Rules and Office of Foreign Asset Control (“OFAC”) requirements and it will update its AML Program as necessary to implement changes in applicable law and guidance during the term of this Agreement.

Participating Adviser acknowledges that for the purposes of FINRA rules, the investors who purchase DST Interests through Participating Adviser are “customers” of Participating Adviser and not the Dealer Manager. Participating Adviser agrees and acknowledges that the Dealer Manager shall rely upon Participating Adviser to perform all AML Program requirements, including but not limited to Customer Identification Program requirements, with respect to all investors in the Offering that are customers of Participating Adviser. In accordance with these applicable laws and regulations, Participating Adviser agrees to verify the identity of its new customers; to maintain customer records; to check the names of new customers against government watch lists, including the OFAC list of Specially Designated Nationals and Blocked Persons, and, as required, to provide the Financial Crimes Enforcement Network with information regarding: (A) the identity of a specified individual or organization; (B) an account number; (C) all identifying information provided by the account holder; and (D) the date and type of transaction, upon request. Additionally, Participating Adviser will manually monitor account activity to identify patterns of unusual size or volume, geographic factors and any other “red flags” described in the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) as potential signals of money laundering or terrorist financing, and disclose such activity to applicable federal and state law enforcement when required by law. In connection therewith and notwithstanding anything contained to the contrary herein, Participating Adviser agrees that it shall (i) disclose to the Dealer Manager any potentially suspicious or unusual activity detected as part of the CIP being performed in connection with the offering or sale of DST Interests pursuant to this Agreement in order to enable the Dealer Manager to file a suspicious activity report, as appropriate based on the Dealer Manager’s judgment, and (ii) provide its books and records relating to its performance of CIP to the SEC, FINRA or authorized law enforcement agencies at their request. In addition, Participating Adviser represents that each of its custodian and the Broker of Record/Custodian (if different legal entities) have an AML Program and OFAC Program which complies with the requirements set forth in this Section XII and that Participating Adviser’s clients are subject to the requirements contained in such programs.

Participating Adviser shall, upon request by the Dealer Manager, provide an annual certification to the Dealer Manager that, as of the date of such certification, (1) it has implemented and is continuing to implement its AML Program and its OFAC Program, (2) its AML Program and its OFAC Program are consistent with the AML Rules and OFAC requirements, (3) it is currently in compliance with all AML Rules and OFAC requirements, and (4) that Participating Adviser shall perform all of the specified requirements for Customer Identification Programs as required by 31 C.F.R. § 1023.220.

XIII. Privacy.

Participating Adviser agrees to abide by and comply in all respects with (a) the privacy standards and requirements of the GLBA and applicable regulations promulgated thereunder, (b) the privacy standards and requirements of any other applicable federal or state law, including the Fair Credit Reporting Act (“FCRA”), and (c) its own internal privacy policies and procedures, each as may be amended from time to time.

The parties hereto acknowledge that from time to time, Participating Adviser may share with the Company, and the Company may share with Participating Adviser, nonpublic personal information (as defined under the GLBA) of customers of Participating Adviser. This nonpublic personal information may include, but is not limited to a customer’s name, address, telephone number, social security number, account information and personal financial information. Participating Adviser shall only be granted access to such nonpublic personal information of each of its customers that pertains to the period or periods during which Participating Adviser served as the registered investment adviser for such customer’s account. Participating Adviser, the Dealer Manager and the Company shall not disclose nonpublic personal information of any customers who have opted out of such disclosures, except (a) to service providers (when necessary and as permitted under the GLBA), (b) to carry out the purposes for which one party discloses such nonpublic personal information to another party under this Agreement (when necessary and as permitted under the GLBA) or (c) as otherwise required by applicable law. Any nonpublic personal information that one party receives from another party shall be subject to the limitations on usage described in this Section XIII. Except as expressly permitted under the FCRA, Participating Adviser agrees that it shall not disclose any information that would be considered a “consumer report” under the FCRA.

Participating Adviser shall be responsible for determining which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving a list of such customers (the “List”) to identify customers that have exercised their opt-out rights. In the event Participating Adviser, the Dealer Manager or the Company expects to use or disclose nonpublic personal information of any customer for purposes other than as set forth in this Section XIII, it must first consult the List to determine whether the affected customer has exercised his or her opt-out rights. The use or disclosure of any nonpublic personal information of any customer that is identified on the List as having opted out of such disclosures, except as set forth in this Section XIII, shall be prohibited.

Participating Adviser shall implement commercially reasonable measures in compliance with industry best practices designed (a) to assure the security and confidentiality of nonpublic personal information of all customers; (b) to protect such information against any anticipated threats or hazards to the security or integrity of such information; (c) to protect against unauthorized access to, or use of, such information that could result in material harm to any customer; (d) to protect against unauthorized disclosure of such information to unaffiliated third parties; and (e) to otherwise ensure its compliance with all applicable privacy standards and requirements of federal or state law (including, but not limited to, the GLBA), and any other applicable legal or regulatory requirements. Participating Adviser further agrees to cause all its agents, representatives, affiliates, subcontractors, or any other party to whom Participating Adviser provides access to or discloses nonpublic personal information of customers to implement appropriate measures designed to meet the objectives set forth in this Section XIII.

XIV. Indemnification.

(a) Participating Adviser shall indemnify and hold harmless the Company, the Operating Partnership, each Trust, the Dealer Manager and each of their respective Indemnified Parties, from and against any and all loss, liability, action, claim, damage and expense whatsoever (“Losses”) to which any of the Indemnified Parties may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses arise out of or are based upon (i) any untrue statement of a material fact contained in (A) the Memoranda or (B) any Securities Application; or (ii) the omission to state in the Memoranda or any Securities Application a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing clauses (i) and (ii) apply, to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company, the Operating Partnership, or any Trust by or on behalf of Participating Adviser specifically for inclusion in the Memoranda or Securities Application; (iii) any untrue statement, or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, by Participating Adviser or its representatives or agents in connection with the offer and sale of DST Interests; (iv) any breach or violation of any representation, warranty, covenant or agreement set forth in this Agreement; (v) any failure to comply with applicable laws governing privacy issues, money laundering abatement and anti-terrorist financing efforts, including applicable rules of the SEC and the USA PATRIOT Act; or (vi) any other failure to comply with applicable rules of the SEC, FINRA or federal or state securities laws and the rules and regulations promulgated thereunder. Participating Adviser will reimburse the Indemnified Parties and each Trust for any legal or other expenses reasonably incurred by them in connection with investigating or defending such Losses. This indemnity agreement will be in addition to any liability that Participating Adviser may otherwise have.

(b) Promptly after receipt by an Indemnified Party under this Section XIV of notice of the commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against any indemnifying party under this Section XIV, notify in writing the indemnifying party of the commencement thereof. The failure of the Indemnified Party to so notify the indemnifying party will relieve the indemnifying party from any liability under this Section XIV as to the particular item for which indemnification is then being sought, but not from any other liability that it may have to any Indemnified Party. In case any such action is brought against any Indemnified Party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the Indemnified Party for reasonable legal and other expenses (subject to Section XIV(c) below) incurred by such Indemnified Party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such Indemnified Party on account of any settlement of any claim or action effected without the consent of such indemnifying party. Any Indemnified Party shall not be bound to perform or refrain from performing any act pursuant to the terms of any settlement of any claim or action effected without the consent of such Indemnified Party.

(c) The indemnifying party under this Section XIV of this Agreement shall pay all legal fees and expenses of the Indemnified Party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obligated to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one Indemnified Party. If such claims or actions are alleged or brought against more than one Indemnified Party, then the indemnifying party shall only be obligated to reimburse the expenses and fees of the one law firm that has been selected by a majority of the Indemnified Parties against which such action is finally brought; and in the event a majority of such Indemnified Parties is unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an Indemnified Party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.

(d) The indemnity agreement contained in this Section XIV shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of Participating Adviser, or any person controlling Participating Adviser or by or on behalf of the Company, the Operating Partnership, the Trusts, the Dealer Manager or any officer or director thereof, or by or on behalf of any person controlling the Company, the Operating Partnership, the Trusts or the Dealer Manager, (ii) delivery of any DST Interests and payment therefor, and (iii) any termination of this Agreement. A successor of Participating Adviser or of any party to this Agreement, as the case may be, shall be entitled to the benefits of the indemnity agreement contained in this Section XIV.

XV. Undertaking to Not Facilitate a Secondary Market in the DST Interests.

Participating Adviser acknowledges that there is no public trading market for the DST Interests and that there are limits on the ownership and transferability of the DST Interests, which significantly limit the liquidity of an investment in the DST Interests. Participating Adviser will not engage in any action or transaction that would facilitate or otherwise create the appearance of a secondary market in the DST Interests without the prior written approval of the Dealer Manager.

XVI. Arbitration.

Any dispute, controversy or claim arising between the parties relating to this Agreement (whether such dispute arises under any federal, state or local statute or regulation, or at common law), shall be resolved by final and binding arbitration administered in accordance with the then-current commercial arbitration rules of the American Arbitration Association in accordance with the terms of this Agreement (including the governing law provisions of this Agreement and pursuant to the Federal Arbitration Act (9 U.S.C. §§ 1 – 16)). The parties will request that the arbitrator or arbitration panel (“Arbitrator”) issue written findings of fact and conclusions of law. The Arbitrator shall not be empowered to make any award or render any judgment for punitive damages, and the Arbitrator shall be required to follow applicable law in construing this Agreement, making awards, and rendering judgments. The decision of the arbitration panel shall be final and binding, and judgment upon any arbitration award may be entered by any court having jurisdiction. All arbitration hearings will be held in Atlanta, Georgia, or in another mutually agreed upon location. The parties may agree on a single arbitrator, or, if the parties cannot so agree, each party will have the right to choose one arbitrator, and the selected arbitrators will choose a third arbitrator. Each arbitrator must have experience and education that qualify him or her to competently address the specific issues to be designated for arbitration. Notwithstanding the preceding, no party will be prevented from immediately seeking provisional remedies in courts of competent jurisdiction, including but not limited to, temporary restraining orders and preliminary injunctions, but such remedies will not be sought as a means to avoid or stay arbitration.

XVII. Termination; Survival; Amendment; Entire Agreement.

Participating Adviser will immediately suspend or terminate its offer and sale of DST Interests upon the request of the Company or the Dealer Manager at any time and will resume its offer and sale of DST Interests hereunder upon subsequent request of the Company or the Dealer Manager. Any party may terminate this Agreement by written notice pursuant to Section XX below, which termination notice may be delivered in such party’s sole discretion. This Agreement shall automatically terminate without the requirement for further action by any party to this Agreement upon the termination of the DST Dealer Manager Agreement.

The respective agreements and obligations of Selected Dealer and the Dealer Manager set forth in Sections V, XII through XIV and XVI through XXIII of this Agreement and Section 8 of the DST Dealer Manager Agreement shall remain operative and in full force and effect regardless of the termination of this Agreement.

Notwithstanding the termination of this Agreement or the payment of any amount to Participating Adviser, Participating Adviser agrees to pay Participating Adviser’s proportionate share of any claim, demand or liability asserted against Participating Adviser and the other Participating Distribution Agents on the basis that such Participating Distribution Agents or any of them constitute an association, unincorporated business or other separate entity, including in each case such Participating Distribution Agent’s proportionate share of any expenses incurred in defending against any such claim, demand or liability.

This Agreement may be amended at any time by the Dealer Manager by written notice to Participating Adviser, and any such amendment, including any amendment to the DST Dealer Manager Agreement, shall be deemed accepted by Participating Adviser upon submitting a subscription agreement for DST Interests. Participating Adviser may amend Schedule I to reflect one or more additional or successor Brokers of Record/Custodians with whom it has engaged to serve in such capacity upon written notice of such amended Schedule I to the Dealer Manager.

This Agreement and the schedules hereto are the entire agreement of the parties and supersedes all prior agreements, if any, between the parties hereto relating to the subject matter hereof.

XVIII. Use of Company and Invesco Names.

Except as expressly provided herein, nothing herein shall be deemed to constitute a waiver by the Dealer Manager of any consent that would otherwise be required under this Agreement or applicable law prior to the use of Participating Adviser of the name or identifying marks of the Company, the Operating Partnership, the Dealer Manager, “Invesco” or “Invesco Real Estate” (or any combination or derivation thereof). The Dealer Manager reserves the right to withdraw its consent to the use of the Company’s or Invesco Ltd.’s name at any time and to request to review any materials generated by Participating Adviser that use the Company’s or Invesco Ltd.’s name or mark. Any such consent is expressly subject to the continuation of this Agreement and shall terminate with the termination of this Agreement as provided herein.

XIX. Assignment; Third Party Beneficiary.

Participating Adviser shall have no right to assign this Agreement or any of Participating Adviser’s rights hereunder or to delegate any of Participating Adviser’s obligations. Any purported assignment or delegation by Participating Adviser shall be null and void. The Dealer Manager shall have the right to assign any or all of its rights and obligations under this Agreement by written notice, and Participating Adviser shall be deemed to have consented to such assignment by execution hereof. Dealer Manager shall provide written notice of any such assignment to Participating Adviser. Each of the Company, the Operating Partnership and the Trusts is a third-party beneficiary with respect to this Agreement and may enforce its rights, to the extent set forth herein, against any party to this Agreement.

XX. Notice.

All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered (a) when delivered by hand, personally or by commercial messenger, (b) on the business day of transmission if sent by email to the email address given below, with written confirmation of receipt, and (c) one (1) business day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery, in each case above provided such communication is addressed to the intended recipient thereof as set forth below:

If to the Dealer Manager, to:	Invesco Distributors, Inc.
11 Greenway Plaza
Suite 1000
Houston, Texas 77046-1173
Attention: Veronica Castillo
Email: dealersupport@invesco.com

If to Participating Adviser, to:	The address specified by Participating Adviser on the signature page hereto.

XXI. Attorneys’ Fees; Applicable Law and Venue.

In any action to enforce the provisions of this Agreement or to secure damages for its breach, the prevailing party shall recover its costs and reasonable attorney’s fees. This Agreement and any disputes relative to the interpretation or enforcement hereto shall be governed by and construed under the internal laws, as opposed to the conflicts of law provisions, of the State of Delaware. Venue for any action brought hereunder (including arbitration) shall lie exclusively in Atlanta, Georgia.

XXII. No Partnership.

Nothing in this Agreement shall be construed or interpreted to constitute Participating Adviser as an employee, agent or representative of, or in association with or in partnership with, the Dealer Manager, the Company, the Operating Partnership, any Trust or the other Participating Distribution Agents, and Participating Adviser is not authorized to act for the Dealer Manager, the Operating Partnership, any, Trust the Company or the other Participating Distribution Agents or to make any representations on their behalf except as set forth in the Memoranda and this Agreement. Instead, this Agreement shall only constitute Participating Adviser as an investment adviser authorized by the Dealer Manager to make the DST Interests available to its clients according to the terms set forth in the Memoranda and this Agreement.

XXIII. ERISA.

The parties agree as follows:

(a)	Participating Adviser is an investment adviser registered under the Advisers Act or applicable state law.

(b)

To the extent Participating Adviser (or its representatives) uses or relies on any of the information, tools and materials that the Dealer Manager, the Operating Partnership, the Company, the Adviser, the sponsor of the Company or each of their respective affiliates and related parties (collectively, the “Company Parties”) provides directly to Participating Adviser (or its representatives), without direct charge, for use in connection with Participating Adviser’s “Retirement Customers” (which include a plan, plan fiduciary, plan participant or beneficiary, individual retirement account (“IRA”) or IRA owner subject to Title I of The Employee Retirement Income Security Act of 1974 (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”)), Participating Adviser will act as a “fiduciary” under ERISA or the Code (as applicable), and will be responsible for exercising independent judgment in evaluating the retirement account transaction.

(c)

Certain of the Company Parties have financial interests associated with the purchase of DST Interests, including the fees, expense reimbursements and other payments they anticipate receiving in connection with the purchase of DST Interests, as described in the Memoranda.

(d)

To the extent that Participating Adviser provides investment advice to its Retirement Customers, Participating Adviser will do so in a fiduciary capacity under ERISA or the Code, or both, and Participating Adviser is responsible for exercising independent judgment with respect to any investment advice it provides to its Retirement Customers.

(e)	Participating Adviser is independent of Dealer Manager and Dealer Manager is not undertaking to provide impartial investment advice to Participating Adviser or its Retirement Customers.

XXIV. Electronic Signatures and Electronic Delivery of Documents.

(a) Electronic Signatures. If Participating Adviser has adopted or adopts a process by which persons may authorize certain account-related transactions and/or requests, in whole or in part, by “Electronic Signature” (as such term is defined by Electronic Signature Law (as defined below)), to the extent the Company allows the use of Electronic Signature, in whole or in part, Participating Adviser represents that: (i) each Electronic Signature will be genuine; (ii) each Electronic Signature will represent the signature of the person required to sign the Subscription Agreement or other form to which such Electronic Signature is affixed; (iii) the Company may accept each Electronic Signature without any responsibility to verify or authenticate that it is the signature of Participating Adviser’s client given with such client’s prior authorization and consent; (iv) the Company may act in accordance with the instructions authorized by Electronic Signature without any responsibility to verify that Participating Adviser’s client intended to give the Electronic Signature for the purpose of authorizing the instruction, transaction or request and that Participating Adviser’s client received all disclosures required by applicable Electronic Signature Law; and (v) without limitation of the foregoing, Participating Adviser will comply with all applicable terms of: (1) the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. 7001 et seq., (2) the Uniform Electronic Transactions Act, as promulgated by the Uniform Conference of Commissioners on Uniform State Law in July 1999 and as adopted by the relevant jurisdiction(s) where Participating Adviser is licensed, and (3) applicable rules, regulations and/or guidance relating to the use of electronic signatures issued by the SEC and FINRA and any other governmental authority (collectively, “Electronic Signature Law”).

(b) Electronic Delivery. If Participating Adviser intends to use electronic delivery to distribute the Memoranda or other documents related to the Company to any person, Participating Adviser will comply with all applicable rules, regulations and guidance relating to the electronic delivery of documents issued by the SEC, FINRA and any other laws or regulations related to the electronic delivery of Memoranda, including, without limitation, Electronic Signature Law.

[Signatures on following pages.]

If the foregoing is in accordance with Participating Adviser’s understanding and agreement, please sign and return the attached duplicate of this Agreement.

Very truly yours,

INVESCO DISTRIBUTORS, INC.

By:
Title:
Date:

We have read the foregoing Agreement and we hereby accept and agree to the terms and conditions therein set forth.

1. Identity of Participating Adviser:

Company Name: _______________________________________________________________________________

Type of entity: _________________________________________________________________________________

Organized in the State of: _________________________________________________________________________

Licensed as registered investment adviser in all States: Yes: ________ No: _________

If no, list all States licensed as registered investment adviser: _____________________________________________

Tax ID #: ______________________________________________________________________________________

2. Person to receive notices delivered pursuant to the Agreement.

Name: ________________________________________________________________________________________

Company: _____________________________________________________________________________________

Address: ______________________________________________________________________________________

City, State and Zip: _____________________________________________________________________________

Telephone: ____________________________________________________________________________________

Fax: __________________________________________________________________________________________

Email: ________________________________________________________________________________________

AGREED TO AND ACCEPTED BY PARTICIPATING ADVISER:

(Participating Adviser’s Firm Name)

By:
Signature
Name:
Title:
Date:

SCHEDULE I

TO

PARTICIPATING ADVISER AGREEMENT WITH

INVESCO DISTRIBUTORS, INC.

[_]

EXHIBIT A

TO

PARTICIPATING ADVISER AGREEMENT

ACCEPTANCE LETTER

[DATE]

Invesco Distributors, LLC

[Address]

Re: Offering of units of beneficial interest with respect to the [property/properties] commonly referred to as [_] and located at [_] (the “[Property/Properties]”)

The undersigned, being Participating Adviser pursuant to the terms of that certain Participating Adviser Agreement, dated as of [_], 20[_] (the “Agreement”), makes the following representations with respect to the [Property/Properties] and the disclosure provided in connection with the Agreement. Capitalized terms used herein and not otherwise defined have the meanings given to such terms in the Agreement.

The undersigned acknowledges and agrees that it has received a copy of the Offering Materials with respect to the [Property/Properties]. The undersigned further acknowledges and agrees that (i) it has had sufficient opportunity to review the Offering Materials, (ii) it has been given sufficient opportunity to ask questions of, and receive answers from, the Dealer Manager with respect to the Offering Materials, the DST Interests and the [Property/Properties], (iii) the undersigned agrees to act as a Participating Adviser with respect to DST Interests in the [Property/Properties] in accordance with the terms of the Agreement and the DST Dealer Manager Agreement, and (iv) the Dealer Manager is hereby authorized to proceed to distribute to the undersigned’s representatives, agents and clients copies of the Offering Materials for such parties’ use in offering the DST Interests in the [Property/Properties].

[Name of Participating Adviser]

By:

Name:

Title: